As filed with the Securities and Exchange Commission on January 14, 2016

Registration No. 333-208581

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No.1

☐ Post Effective Amendment No.

Keeley Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

111 West Jackson Blvd.

Suite 810

Chicago, Illinois 60604

(Address of Principal Executive Offices)

(312) 786-5050

(Area Code and Telephone Number)

Copies to:

Robert M. Kurinsky Keeley Asset Management Corp. 111 West Jackson Boulevard, Suite 810 Chicago, Illinois 60604 (Name and address of Agent for Service)	Alan P. Goldberg K&L Gates LLP 70 W. Madison Street Suite 3100 Chicago, IL 60602

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Title of Securities Being Registered: Shares of Common Stock, $0.0001 par value per share of Keeley Mid Cap Dividend Value Fund, a series of the Registrant.

No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

EXPLANATORY NOTE

This combined Proxy Statement and Registration Statement is organized as follows:

1.	Letter to Shareholders of the Keeley Mid Cap Value Fund (the “Target Fund”), a series of Keeley Funds, Inc., a Maryland corporation.

2.	Notice of Special Meeting to Shareholders of the Target Fund.

3.	Combined Prospectus/Proxy Statement regarding the proposed reorganization of the Target Fund into Keeley Mid Cap Dividend Value Fund (the “Acquiring Fund”), a series of Keeley Funds, Inc.

4.	Statement of Additional Information regarding the proposed reorganization of the Target Fund into the Acquiring Fund.

5.	Part C Information.

6.	Exhibits.

Keeley Mid Cap Value Fund,

a series of the KEELEY FUNDS, INC.

111 West Jackson Blvd.

Suite 810

Chicago, IL 60604

(312) 786-5050

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

January 14, 2016

Dear Shareholder:

As a shareholder of the Keeley Mid Cap Value Fund (the “Fund”), you are invited to attend a special meeting of the Fund’s shareholders to be held on January 25, 2016, at 9:00 a.m., Central Time at 111 West Jackson Blvd., Suite 810, Chicago, Illinois (the “Meeting”). The purpose of the Meeting is to vote upon a proposed reorganization of the Fund into the Keeley Mid Cap Dividend Value Fund.

The Board of Directors of the Keeley Funds, Inc. has reviewed and, after careful consideration, has unanimously approved the proposal and recommends that the proposal be presented to shareholders of the Fund for their consideration. The Board of Directors recommends that you vote “FOR” the proposal.

Included with this letter are the notice of the Meeting, a combined Prospectus and Proxy Statement and a proxy card. The specific details and reasons for the proposed reorganization are contained in the combined Prospectus and Proxy Statement. Please read and consider it carefully.

Whether or not you plan to attend the Meeting in person, your vote is needed and important, regardless of the number of shares you own. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Voting is quick and easy. Please take a moment to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by telephone or through the Internet. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card that you receive, or take advantage of the telephonic or electronic voting procedures described in the proxy card(s).

It is important that we receive your vote no later than the time of the Meeting. To assist with the solicitation of proxies, we have engaged D.F. King & Co., Inc. (“DF King”), a proxy solicitation firm. As the date of the Meeting approaches, if you have not voted your shares, you may receive a phone call from them urging you to vote your shares. If you have any questions about the Meeting or the voting instructions, please call Keeley Investment Corp. at 312-786-5050 or your financial adviser.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

We appreciate your participation in these matters and thank you for your continued support.

Sincerely,

Kevin Keeley President Keeley Funds, Inc.

Keeley Mid Cap Value Fund,

a series of KEELEY FUNDS, INC.

111 West Jackson Blvd.

Suite 810

Chicago, IL 60604

(312) 786-5050

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 25, 2016

To the Shareholders of the Keeley Mid Cap Value Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders (the “Meeting”) of the Keeley Mid Cap Value Fund (the “Target Fund”), a series of Keeley Funds, Inc., a Maryland corporation, is scheduled to be held on January 25, 2016, at 9:00 a.m., Central Time, at the offices of Keeley Asset Management Corp. (“KAMCO” or the “Adviser”), 111 West Jackson Blvd., Suite 810, Chicago, Illinois 60604. At the Meeting, shareholders of the Target Fund will be asked to consider and vote upon the following proposal and to act upon any other business which may properly come before the Meeting or any adjournments thereof:

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Target Fund to, and the assumption of all of the liabilities of the Target Fund by, the Keeley Mid Cap Dividend Value Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Target Fund in complete liquidation of the Target Fund.

The Board of Directors of the Target Fund unanimously recommends that you vote FOR the proposal.

The proposal is discussed in detail in the combined Prospectus and Proxy Statement (the “Prospectus/Proxy Statement”) attached to this notice. Please read the Prospectus/Proxy Statement carefully for information concerning the proposal. The person named as proxy will vote in his discretion on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on December 1, 2015 are entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Each shareholder is invited to attend the Meeting in person. Whether or not you plan to be present at the Meeting, we urge you to complete, sign and date the enclosed proxy, and return it in the accompanying postage-paid envelope as promptly as possible, or take advantage of the telephonic or electronic voting procedures described on the proxy card. If you vote by proxy and later desire to change your vote or vote in person, you may revoke your proxy at any time prior to its exercise at the Meeting.

Should the quorum necessary to transact business or the vote required to approve the proposal not be obtained, the person named as proxy may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of common stock of the Target Fund present in person or by proxy at the Meeting or an adjournment thereof. The person named as proxy will vote “FOR” any such adjournment those proxies which he is entitled to vote in favor of the proposal and will vote “AGAINST” any such adjournment those proxies to be voted against the proposal.

Your vote is important to us. Thank you for taking the time to consider the proposal.

By Order of the Board of Directors of Keeley Funds, Inc.

Kevin Keeley President Keeley Funds, Inc.

January 14, 2016

SUBJECT TO COMPLETION

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS AND PROXY STATEMENT

Proxy Statement

for

Keeley Mid Cap Value Fund,

a series of The Keeley Funds, Inc.

and

Prospectus

for

Keeley Mid Cap Dividend Value Fund,

a series of The Keeley Funds, Inc.

111 West Jackson Blvd., Suite 810

Chicago, Illinois 60604

(312) 786-5050

Acquisition of the Assets and Assumption of the Liabilities of

Keeley Mid Cap Value Fund by and in Exchange for

Shares of Keeley Mid Cap Dividend Value Fund

Dated January 14, 2016

This combined Proxy Statement and Prospectus (“Prospectus/Proxy Statement”) is being furnished to shareholders of the Keeley Mid Cap Value Fund (the “Target Fund”), a series of Keeley Funds, Inc. (the “Corporation”), a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), in connection with the solicitation of proxies by the Board of Directors of the Corporation (the “Board,” and its members, the “Directors”) for use at a special meeting of shareholders of the Target Fund and any adjournments or postponements thereof (the “Meeting”).

Shareholders of record of the Target Fund at the close of business on December 1, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. The Board of the Corporation requests that shareholders of the Target Fund vote their shares by completing and returning the enclosed proxy or voting instruction card or by following one of the other methods for voting specified on the proxy or voting instruction card.

The Meeting will be held at 9:00 a.m., Central Time on January 25, 2016 at the offices of Keeley Asset Management Corp. (“KAMCO” or the “Adviser”), 111 West Jackson Blvd., Suite 810, Chicago, Illinois 60604. This Prospectus/Proxy Statement, the proxy card(s) and the accompanying Notice of Special Meeting of Shareholders were first mailed or given to shareholders of the Target Fund on or about January 18, 2016.

The purposes of the Meeting are as follows:

1.	To consider and vote upon a proposal (the “Proposal”) to approve an Agreement and Plan of Reorganization (the “Reorganization Plan”) relating to Target Fund. Pursuant to the Reorganization Plan, the Target Fund would transfer all of its assets to the Keeley Mid Cap Dividend Value Fund (the “Acquiring Fund” and, collectively with the Target Fund, the “Funds”) in exchange for the assumption by the Acquiring Fund of all the liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to its shareholders in complete liquidation of the Target Fund (the “Reorganization”); and

2.	To transact such other business as may properly be presented at the Meeting or any adjournment or postponement thereof.

The Board, including the Directors who are not “interested persons” (as that term is defined in the 1940 Act) of the Corporation (the “Independent Directors”), has approved the Reorganization Plan and the Reorganization. If the shareholders of the Target Fund approve the Reorganization Plan, following the close of the Reorganization, they will become shareholders of the Acquiring Fund. The Target Fund will transfer its assets to the Acquiring Fund, which will assume the liabilities of the Target Fund and will issue shares of a similar class of the Acquiring Fund to the Target Fund in an amount equal to the aggregate net asset value (“NAV”) of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute shares of each class of the Acquiring Fund to the Target Fund’s shareholders of the corresponding class pro rata in a liquidating distribution in redemption of all outstanding shares of the Target Fund.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Reorganization and the issuance of shares of the Acquiring Fund that shareholders of the Target Fund ought to know before voting on the Proposal and investing. This Prospectus/Proxy Statement also constitutes an offering of the shares of the Acquiring Fund that, if approved by shareholders, would be issued as a result of the Reorganization. Please read this document carefully and retain it for future reference.

The investment objective of each Fund is to seek capital appreciation. The Target Fund and the Acquiring Fund have similar investment strategies and investment restrictions. For more information on each Fund’s investment strategies, see the section “Comparison of Important Features of the Funds” below.

Additional information about the Acquiring Fund has been filed with the Securities and Exchange Commission (the “SEC”) and can be found in the following documents, which are incorporated by reference into (that is, they are legally considered to be part of) this Prospectus/Proxy Statement:

•	the Prospectus for the Corporation, dated January 31, 2015, as amended and supplemented;

•	the Statement of Additional Information (“SAI”) for the Corporation, dated January 31, 2015, as amended and supplemented;

•	an SAI, dated January 14, 2016, relating to this Prospectus/Proxy Statement (the “Reorganization SAI”); and

•	the Annual Report to shareholders of the Acquiring Fund and the Target Fund for the fiscal year ended September 30, 2015.

Additional copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by writing to the Keeley Funds, Inc., 111 West Jackson Blvd., Suite 810, Chicago, IL 60604 or by calling (312) 786-5050. You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549

By Phone:	(202) 551-8090

By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in a notice of the special meeting. Accordingly, other than procedural matters relating to the Reorganization, no other business may properly come before the Meeting. If any procedural matter requiring a vote of shareholders should arise, the person named as proxy will vote on such procedural matter in accordance with his discretion.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus/Proxy Statement and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other U.S. government agency. Mutual fund shares are subject to investment risks, including possible loss of principal.

This combined Prospectus/Proxy Statement is dated January 14, 2016.

SYNOPSIS

Shareholders of the Target Fund are being asked to approve the Reorganization Plan, dated November 19, 2015, between the Target Fund and the Acquiring Fund. A form of the Reorganization Plan is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Reorganization Plan, shareholders of the Target Fund are approving the acquisition of the Target Fund by the Acquiring Fund, with such shareholders becoming shareholders of the Acquiring Fund.

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Reorganization Plan, and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Prospectus/Proxy Statement carefully.

The Proposed Reorganization

You are being asked to consider and approve a Reorganization Plan that will have the effect of combining the Target Fund and the Acquiring Fund into a single mutual fund. If the shareholders of the Target Fund approve the Proposal, the assets of the Target Fund will be transferred to, and all of the liabilities of the Target Fund will be assumed by, the Acquiring Fund in exchange for an equal dollar value of shares of the Acquiring Fund. Shareholders of the Target Fund will have their Class A and Class I shares exchanged for Class A and Class I shares, respectively, of the Acquiring Fund of equal dollar value based upon the value of the shares at the time the Target Fund’s assets are transferred to the Acquiring Fund. After the transfer of assets and exchange of shares has been completed, the Target Fund will be liquidated and dissolved. If shareholders approve the Proposal, they will cease to be shareholders of the Target Fund and will become shareholders of the Acquiring Fund following the close of the Reorganization.

The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). It is expected that the shareholders of the Target Fund will not recognize gain or loss upon the exchange of all of their shares of the Target Fund solely for shares of the Acquiring Fund, as described in this Prospectus/Proxy Statement and the Reorganization Plan. The Target Fund does not currently expect to sell or otherwise dispose of any investments in a significant amount prior to the implementation of the Reorganization, except pursuant to transactions made in the ordinary course of business or with respect to investments that are not freely transferable or are otherwise restricted, if any. If the Target Fund were to sell its investments in a significant amount in anticipation of the Reorganization, the Target Fund could generate capital gains for shareholders if such gains exceeded the Target Fund’s available capital loss carryforwards.

The Acquiring Fund and the Target Fund (collectively, the “Funds”) are each series of the Corporation, a Maryland corporation registered with the SEC as an open-end management investment company pursuant to the 1940 Act. For the reasons set forth in the section “Synopsis—Reasons for the Proposed Reorganization,” the Board of the Corporation has determined that the proposed Reorganization is in the best interests of the Funds and their shareholders, and also has concluded that the interests of the existing shareholders of the Funds will not be diluted as a result of the Reorganization.

Shareholders holding shares of the Target Fund at the close of business on the Record Date will be entitled to vote at the Meeting and any adjournments or postponements thereof. They will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the Target Fund. The approval of the Reorganization Plan requires the affirmative vote of the holders of a majority (as that term is defined in the 1940 Act) of the total outstanding voting shares of the Target Fund (a “1940 Act Majority”). For the purpose of this vote, a 1940 Act Majority means that approval of the Reorganization Plan requires the vote of the lesser of (i) 67% or more of the outstanding voting shares of the Target Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Target Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the Target Fund. In the absence of sufficient votes to approve the Reorganization Plan, the Meeting shall be adjourned until a quorum shall attend.

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed proxy card or by phone or over the Internet. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by the person appointed as proxy. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted. You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “Voting Information” section of this Prospectus/Proxy Statement.

The Board of Directors of the Corporation has unanimously approved the Reorganization Plan, and recommends that you vote “FOR” the Reorganization Plan.

Reasons for the Proposed Reorganization

KAMCO serves as the investment adviser of each of the Funds. The Target Fund, which was organized in 2005, severely underperformed during the economic downturn in late 2008 and early 2009, and its performance has not improved as desired. The Target Fund has experienced net redemptions in the fiscal year ended September 30, 2015 and had approximately $66.5 million in assets under management as of that date. KAMCO believes that because of its poor performance history, it will continue to struggle to increase those assets under management. The Acquiring Fund, which was organized in 2011, had approximately $35.1 million in assets under management as of September 30, 2015. The Manager believes that the Acquiring Fund has greater prospects for attracting new assets than the Target Fund would have, because it has substantially better performance, a better Morningstar rating, and generally lower fees, each which could provide for a larger asset base, thereby offering shareholders increased economies of scale benefits. The Adviser believes that shareholders of the Target Fund generally will benefit from lower Total Annual Fund Operating Expenses, as described in more detail below.

The Funds are both managed with a focus on investing in “value” equity securities of companies with a mid-size market capitalization. However, the Acquiring Fund concentrates its investments in securities that typically pay above average dividends. Companies that pay dividends generally have reached a level of maturity in their business and generally have greater stability in their cash flow generation and earnings than less established companies. Such maturity may help insulate these companies during down markets, or shorten such companies’ periods of losses compared to the market overall. Therefore, the Adviser believes that the Acquiring Fund, with its greater exposure to dividend-paying securities, has maintained a lower risk profile than the Target Fund, but offers Target Fund shareholders a similar mid-cap equity value fund, and at a lower cost.

The Adviser believes that shareholders of each Fund will have the benefit of additional assets as a result of the Reorganization and the corresponding potential for lower total expenses as a percentage of net assets in the future. As a result, the Adviser believes that the shareholders of each Fund generally will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization than by continuing to operate the Funds separately. The Adviser believes that the Acquiring Fund’s investment objective and strategies make the Fund compatible for a reorganization with the Target Fund.

The Board of Directors of the Corporation, including the Independent Directors, reviewed and discussed the proposed Reorganization with KAMCO and the Board’s independent legal counsel. The Board also considered information with respect to, but not limited to, each Fund’s respective investment objectives and policies, advisory fees, distribution fees, other operating expenses, historical performance and asset size.

Based on the considerations discussed above and the reasons more fully described under “Information About the Reorganization—Board Consideration of the Reorganization,” the Board, including all of the Independent Directors, concluded that the Target Fund’s participation in the Reorganization would be in the best interests of the Target Fund and its shareholders, and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board, therefore, approved the Reorganization Plan and recommends that shareholders of the Target Fund vote “FOR” the Reorganization Plan. The Board also has approved the Reorganization Plan on behalf of the Acquiring Fund. Shareholders of the Acquiring Fund do not vote on the proposed Reorganization.

If the Reorganization is not approved by shareholders of the Target Fund, the Board will consider other alternatives. These alternatives may include (but are not limited to) liquidating the Target Fund.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Code (a “RIC”), and intends to continue to so qualify in the future. As a RIC, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of the Treasury regulations, to be in the same, similar or related trades or businesses. As a RIC, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code’s distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed below in the section “Information About the Reorganization—Material U.S. Federal Income Tax Consequences of the Reorganization.”

The Board, including the Independent Directors, unanimously recommends that you vote “FOR” the Reorganization Plan.

COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

This section describes the investment objectives and policies of the Funds and the similarities and differences between them. For a complete description of the investment policies and risks for the Acquiring Fund, you should read the Prospectus for the Acquiring Fund, dated January 31, 2015 (as amended and supplemented), which is incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Acquiring Fund is included in the Acquiring Fund’s SAI, dated January 31, 2015 (as amended and supplemented), which is also incorporated by reference into this Prospectus/Proxy Statement.

Investment Objectives

The investment objective of each Fund is to seek capital appreciation. The investment objective of the Target Fund is fundamental, which means that it may not be changed without the approval of its shareholders. The investment objective of the Acquiring Fund is non-fundamental, which means that it may be changed solely by a vote of the Board. If the Board of the Acquiring Fund were to determine that its investment objective should be changed, that Fund’s shareholders would be given at least 60 days’ notice before any such change is implemented. Each Fund is “diversified” for purposes of the 1940 Act.

The Target Fund seeks to achieve its objective by investing no less than 80% of its net assets in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of companies with a mid-size market capitalization. The Acquiring Fund seeks to achieve its objective by investing no less than 80% of its net assets in “dividend-paying” common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of companies with a mid-size market capitalization.

The Adviser currently defines “mid-size companies” as those with a market capitalization between $1.5 billion and $15 billion at the time of investment. “Dividend-paying” common stocks have one or more of the following characteristics: (i) attractive dividend yields that, in the opinion of the Adviser, are relatively stable or expected to grow; (ii) that pay a small dividend, but could grow their dividend over the next few years; and (iii) that pay no dividend, but may initiate a dividend or return cash to shareholders in other ways, such as a share repurchase program.

Certain important differences in the Funds’ investment policies and strategies are explained in more detail below.

Principal Investment Strategies

Each Fund pursues its investment objective according to various investment strategies that are discussed below. Due to the similarity of each Fund’s investment strategies, an investment in either Fund is exposed to a similar set of principal risks, which are discussed in more detail below.

	Target Fund	Acquiring Fund
Investment Objective	Capital appreciation. (A fundamental objective.)	Capital appreciation. (A non-fundamental objective.)

Principal Investments/Investment Strategy	The Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of “mid cap” companies.	The Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in “dividend-paying” common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of “mid cap” companies.

“Value Style” Investment Strategy

The Adviser employs a “value” investment philosophy based upon the belief that the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term. The Adviser focuses its attention on particular kinds of undervalued stocks and constructs the Fund’s portfolio using a rigorous, “bottom-up” investment process that concentrates on individual companies (rather than on macroeconomic trends), particularly those undergoing major changes (for example, corporate restructuring), including:

•    corporate spin-offs (tax-free distributions of a parent company’s division to shareholders);

•    financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy;

•    event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation (for example, overall industry change or restructuring, the presence of undervalued assets, or corporate or management change).

The Adviser employs a “value” investment philosophy based upon the belief that the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term. The Adviser focuses its attention on particular kinds of undervalued stocks and constructs the Fund’s portfolio using a rigorous, “bottom-up” investment process that concentrates on individual companies (rather than on macroeconomic trends).

The Adviser looks for stocks with sustainable, expected growth in earnings and dividends, and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. Each stock is judged on its potential for above-average capital appreciation..

“Dividend-Paying” Investment Strategy	The Target Fund does not have an equivalent strategy.	The Adviser believes that a track record of dividend increases is an excellent indicator of a company’s financial health and growth prospects, and that over the long-term, income can contribute significantly to total return. Dividends also can help reduce the Fund’s volatility during periods of market turbulence and can help offset losses when stock prices are falling. The Adviser reasonably expects that a company will pay a dividend or return cash to shareholders in other ways based upon the company’s operating history, its growth and profitability opportunities, and its history of sales, profits and dividend payments.

“Value Style” Stock Selection/ Portfolio Construction

The Adviser conducts extensive research into, and analyses of, each candidate company’s business fundamentals, seeking undervalued companies that meet certain criteria identified by the Adviser from time to time. Each stock is judged on its potential for above-average capital appreciation.

The research sources that the Adviser utilizes include company documents, subscription research services, select broker/dealers and direct company contact. Each stock is judged on its potential for above-average capital appreciation, using an approach that emphasizes:

•    equities with positive cash flow;

•    desirable EBITDA (earnings before interest, taxes, depreciation and amortization);

•    motivated management; and

•    little attention from Wall Street

In making investment decisions for the Fund, the Adviser employs a “value” investment philosophy, which is based upon the belief that, at times, the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term. The Fund seeks to invest in securities of mid-cap, undervalued companies that meet certain criteria identified by the Adviser from time to time. The Adviser focuses its attention on particular kinds of undervalued stocks and constructs the Fund’s portfolio using a rigorous, “bottom-up” investment process that concentrates on individual companies (rather than on macroeconomic trends). The Adviser looks for stocks with sustainable, expected growth in earnings and dividends, and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. Each stock is judged on its potential for above-average capital appreciation.

“Dividend-Paying” Stock Selection/Portfolio Construction	Current dividend or interest income is not a factor when choosing securities for the Fund.

The Fund invests in dividend-paying common stock, which the Adviser defines as having one or more of the following characteristics:

•    attractive dividend yields that, in the opinion of the Adviser, are relatively stable or expected to grow;

•    that pay a small dividend, but could grow their dividend over the next few years; and

•    that pay no dividend, but may initiate a dividend or return cash to shareholders in other ways, such as a share repurchase program.

Buy/Sell Philosophy	It is the Adviser’s intention for the Fund typically to hold securities for more than two years to allow the corporate restructuring process to yield results. The Adviser usually sells a stock when the market price meets or exceeds the Adviser’s estimate of the stock’s intrinsic value. However, the Adviser may sell securities for a number of reasons, including when a more attractive opportunity emerges, when a company’s fundamentals deteriorate and impair the long-term quality of the company’s business, when a company becomes over-weighted in the portfolio, when operating difficulties or other circumstances make selling desirable, or when the Adviser’s investment thesis otherwise no longer holds for the security.	It is the Adviser’s intention for the Fund typically to hold securities for more than two years. However, the Adviser may sell securities when a more attractive opportunity emerges, when a company becomes over-weighed in the portfolio, or when operating difficulties or other circumstances make selling desirable.

Other Investments	As long as the Fund is invested at least 80% in stock of mid-sized companies, the Fund may invest in securities outside the $1.5 billion to $15 billion range.	As long as the Fund is invested at least 80% in stock of mid-sized companies, the Fund may invest in securities outside the $1.5 billion to $15 billion range.

Other Permissible Investments of the Funds

Debt Securities	The Fund may invest in debt securities of corporate and governmental issuers that are “investment grade” securities.	The Fund may invest in debt securities of corporate and governmental issuers that are “investment grade” securities.

Money Market Instruments	The Fund may invest its assets in high-quality money market instruments on an ongoing basis to provide liquidity.	The Fund may invest its assets in high-quality money market instruments on an ongoing basis to provide liquidity.

Convertible Securities	The Fund may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.	The Fund may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Rights and Warrants	The Fund may invest in warrants and rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time.	The Fund may invest in warrants and rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time.

Foreign Securities and American Depositary Receipts

The Fund may invest in securities of foreign issuers. The Fund may have risk to foreign investments, as the securities of many companies in which the Fund invests may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets.

The Fund may invest in American Depositary Receipts (“ADRs”), which are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

The Fund may invest in securities of foreign issuers. The Fund may have risk to foreign investments, as the securities of many companies in which the Fund invests may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets.

The Fund may invest in American Depositary Receipts (“ADRs”), which are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Unseasoned Issuers	The Fund may invest its net assets in the securities of “unseasoned issuers,” defined as those issuers that, together with their predecessors, have been in operation for less than three years.	The Fund may invest its net assets in the securities of “unseasoned issuers,” defined as those issuers that, together with their predecessors, have been in operation for less than three years.

Additional Non-Principal Investments	The Fund may invest in repurchase agreements, master-limited partnerships (“MLPs”), business development companies (“BDCs”), exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and real estate investments trusts (“REITs”) as a non-principal investment strategy.	The Fund may invest in repurchase agreements, master-limited partnerships (“MLPs”), business development companies (“BDCs”), exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and real estate investments trusts (“REITs”) as a non-principal investment strategy.

Defensive Position	During adverse economic, market or other conditions, the Fund may take a temporary defensive position, and invest without limit in securities, including cash and cash equivalents, that would not ordinarily be consistent with the Fund’s investment objective. By taking a temporary defensive position, the Fund may not achieve its investment objective.	During adverse economic, market or other conditions, the Fund may take a temporary defensive position, and invest without limit in securities, including cash and cash equivalents, that would not ordinarily be consistent with the Fund’s investment objective. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Illiquid Securities	The Fund may invest up to 15% of net assets in illiquid securities.	The Fund may invest up to 15% of net assets in illiquid securities.

Lending Portfolio Securities	The Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities which the Adviser has determined are creditworthy under guidelines established by the Board of Directors. The Fund will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned.	The Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities which the Adviser has determined are creditworthy under guidelines established by the Board of Directors. The Fund will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned.

Derivatives	The Fund may not invest in derivatives (except that it may enter into forward contracts to hedge securities transactions made in foreign currencies).	The Fund may not invest in derivatives (except that it may enter into forward contracts to hedge securities transactions made in foreign currencies).

Short Sales	The Fund may not engage in short sales.	The Fund may not engage in short sales.

Borrowing	The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided that (i) the total of reverse repurchase agreements and such borrowings will not exceed 10% of the Fund’s total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets.	The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided that (i) the total of reverse repurchase agreements and such borrowings will not exceed 10% of the Fund’s total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets.

Performance Benchmarks	Russell Midcap Value Index	Russell Midcap Value Index

As indicated by the chart above, the only substantive distinction between the two Funds is that the Target Fund is a broad-based, “value style” mid-cap equity Fund that places heightened consideration on mid-cap companies undergoing corporate change, while the Acquiring Fund is a “value style” mid-cap equity Fund that places heightened consideration on “dividend-paying” mid-cap companies. The Funds have the same investment objective, nearly identical investment strategies and an identical universe of other permissible non-principal investments.

Principal Risks of Investing

All investments have risks to some degree. Loss of money is a risk of investing in the Funds. Please remember that an investment in either Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment. The table below compares the principal risks of the Funds, which are identical except for risks relating to investments in dividend-paying equity securities.

Principal Risks	Target Fund	Acquiring Fund
Equity Risk. The Fund is subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news. The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.	Yes	Yes

Mid Capitalization Company Risk. Investing in mid-cap securities presents more risks than investing in securities of more established large-cap company securities. Mid-cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid. Mid-cap companies may have a shorter history of operations or less diversified product lines – making them more susceptible to market pressures. During some periods, stocks of mid-sized companies, as an asset class, have underperformed the stocks of larger companies.	Yes	Yes

Market Sector Concentration Risk. In pursuing its investment strategy, the Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition that may affect the profitability or viability of companies in an industry. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.	Yes	Yes

“Value Style” Investment Risk. Investing in undervalued companies, including companies undergoing restructuring or emerging from bankruptcy, presents special risks, since these companies must overcome the investing public’s negative perceptions, which may have resulted from any number of catalysts or events, including but not limited to, declarations of bankruptcy or corporate restructurings. Often, such companies are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame. Generally, companies going through corporate restructuring are more likely than others to remain undervalued. “Value style” investing may fall out of favor with investors and underperform other investment styles. Moreover, there can be no guarantee that the company’s market price will appreciate toward its intrinsic value, as estimated by the Adviser.	Yes	Yes

Dividend-Paying Stock Risk. The companies that the Fund holds may reduce or stop paying dividends, which may affect the Fund’s ability to generate income. The Adviser’s approach in selecting dividend-paying securities may go out of favor with investors. This may cause the Fund to underperform relative to other mutual funds that do not emphasize dividend-paying stocks.	No	Yes

Comparison of Investment Restrictions

Fundamental Investment Restrictions

The Funds have identical fundamental investment restrictions. Neither Fund may change a fundamental investment restriction without the prior approval of its shareholders. The fundamental investment restrictions are as follows:

1.	With respect to 75% of the Fund’s net assets, the Fund will not invest more than 5% of such net assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations.

2.	With respect to 75% of the Fund’s net assets, the Fund will not acquire securities of any one issuer which at the time of investment represent more than 10% of the voting securities of the issuer.

3.	The Fund will not act as an underwriter or distributor of securities other than its own capital stock, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

4.	The Fund will not lend money, but this restriction shall not prevent the Fund from investing in (i) a portion of an issue of debt securities or (ii) repurchase agreements.

5.	The Fund will not purchase or sell real estate, interests in real estate or real estate limited partnerships, although it may invest in marketable securities of issuers that invest in real estate or interests in real estate.

6.	The Fund will not pledge any of its assets, except to secure indebtedness permitted by the Fund’s investment restrictions.

7.	The Fund will not concentrate its investments by investing 25% or more of the value of the Fund’s total assets taken at market value at the time of the investment (other than U.S. government securities) in companies of any one industry.

8.	The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided that (i) the total of reverse repurchase agreements and such borrowings will not exceed 10% of the Fund’s total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets. The Fund does not currently intend to enter into reverse repurchase agreements.

9.	The Fund will not purchase and sell commodities or commodity contracts except that it may enter into forward contracts to hedge securities transactions made in foreign currencies. This limitation does not apply to financial instrument futures and options on such futures.

10.	The Fund will not issue senior securities, except for reverse repurchase agreements and borrowings as permitted by the Fund’s other investment restrictions.

Non-Fundamental Investment Restrictions

In addition to the above fundamental restrictions, the Funds have adopted the following non-fundamental restrictions, which may be changed by the Board of Directors without shareholder approval. Each non-fundamental investment restriction of the Acquiring Fund has an identical equivalent for the Target Fund. However, the Target Fund adheres to three additional non-fundamental investment restrictions that do not apply to the Acquiring Fund.

Non-Fundamental Investment Restriction	Target Fund	Acquiring Fund
The Fund will not acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or (ii) where the acquisition results from a dividend or a merger, consolidation or other reorganization. In addition to this investment restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund’s assets (valued at time of investment) in all investment company securities purchased by the Fund.	Yes	Yes

The Fund will not invest more than 15% of its net assets in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).	Yes	Yes

The Fund will not participate in a joint trading account, purchase securities on margin (other than short-term credits as necessary for the clearance of purchases and sales of securities) or sell securities short (unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable without payment of further consideration into an equal amount of such securities). The Fund does not currently intend to sell securities short.	Yes	No

The Fund will not invest for the purpose of exercising control or management of any company.	Yes	No

The Fund will not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in marketable securities of issuers engaged in oil, gas or mineral exploration.	Yes	No

Fees and Expenses

The unaudited tables below compare the fees and expenses of each class of shares of the Funds, assuming the Reorganization had taken place on September 30, 2015, and the estimated pro forma fees and expenses attributable to each class of shares of the Acquiring Fund’s Pro Forma combined portfolio following the Reorganization. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of the Acquiring Fund as of September 30, 2015, see “Additional Information About the Funds—Capitalization of the Funds.”

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Keeley family of funds. More information about these and other discounts is available from your financial professional and in the section “How Shares Are Priced” in the Acquiring Fund’s Prospectus, which is incorporated herein by reference, and in the section “Purchase and Redemption of Shares” in the Acquiring Fund’s SAI, which also is incorporated herein by reference.

Class A Shares	Mid Cap Value Fund	Mid Cap Dividend Value Fund	Mid Cap Dividend Value Fund Pro Forma Combined Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.50%	4.50%	4.50%
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of the amount redeemed)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.24%	0.36%	0.22%
Total Annual Fund Operating Expenses	1.49%	1.61%	1.47%
Fee Waiver and/or Expense Reimbursement	(0.10)%(a)	(0.31)%(b)	(0.18)%(b)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.39%	1.30%	1.29%

Class I Shares	Mid Cap Value Fund	Mid Cap Dividend Value Fund	Mid Cap Dividend Value Fund Pro Forma Combined Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.50%	4.50%	4.50%
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of the amount redeemed)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[5]	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.24%	0.36%	0.22%
Total Annual Fund Operating Expenses	1.24%	1.36%	1.22%
Fee Waiver and/or Expense Reimbursement	(0.10)%(a)	(0.31)%(b)	(0.18)%(b)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.14%	1.05%	1.04%

(a)

The Adviser has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.39% for Class A Shares and 1.14% for Class I Shares. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities. The waiver is in effect through January 31, 2017, and neither the Adviser nor the Fund’s Board of Directors has the ability to terminate the agreement prior to its expiration date.
(b)	The Adviser, has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.29% for Class A Shares and 1.04% for Class I Shares. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities. The waiver is in effect through January 31, 2017, and neither the Adviser nor the Fund’s Board of Directors has the ability to terminate the agreement prior to its expiration date.

Example

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A	1 Year	3 Years	5 Years	10 Years
Mid Cap Value Fund	$585	$890	$1,218	$2,141
Mid Cap Dividend Value Fund	$576	$906	$1,259	$2,250
Mid Cap Dividend Value Fund Pro Forma Combined Fund	$575	$877	$1,200	$2,114

Class I	1 Year	3 Years	5 Years	10 Years
Mid Cap Value Fund	$116	$384	$671	$1,491
Mid Cap Dividend Value Fund	$107	$400	$715	$1,608
Mid Cap Dividend Value Fund Pro Forma Combined Fund	$106	$369	$653	$1,461

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance. During its most recent fiscal year ended September 30, 2015, each Fund had the following portfolio turnover rate:

Fund	Rate
Mid Cap Value Fund	20.83%
Mid Cap Dividend Value Fund	20.33%

Performance Information

The following bar charts and table performance information indicates some of the risks of investing in each Fund. The bar chart below shows how each Fund’s total return has varied from year to year. The table compares each Fund’s performance with that of a broad measure of market performance of the mid-cap value segment of the U.S. equity universe. While the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Acquiring Fund, please remember that past performance (before and after taxes) does not guarantee future results. More recent performance information is available by calling the toll-free number on the back of a Fund’s prospectus and on the Funds’ website: https://www.keeleyfunds.com.

ANNUAL TOTAL RETURNS

Acquiring Fund

As of 12/31

KMDVX(1)—Year-by-year total return as of 12/31 each year (%)

(1)	The information in the bar chart represents the performance of the Fund’s Class A Shares. Performance information for the Fund’s Class I Shares is not shown and the performance of that class will be different from the Fund’s Class A Shares because the expenses of each class are different.

The Acquiring Fund’s year-to-date total return as of the quarter ended September 30, 2015 was -5.68%. The best calendar quarter return during the periods shown above was 14.62% in the 1st quarter of 2013; the worst was -2.95% in the 2nd quarter of 2012.

The bar chart and best and worst quarters shown above do not reflect the maximum 4.50% sales load. If these items reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/14 FOR THE ACQUIRING FUND *	1 Year	Since Inception (Oct. 3, 2011)
Return before taxes
Class A	5.98%	21.21%
Class I	11.20%	23.23%
Return after taxes on distributions**
Class A	5.17%	20.63%
Return after taxes on distributions and sale of fund shares**
Class A	4.01%	16.88%
Russell Midcap® Value Index (reflects no deduction for fees, expenses and taxes)	14.75%	26.47%

*	This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.
**	After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

The accounting survivor of the Reorganization will be the Acquiring Fund. As a result, the Acquiring Fund will continue its performance history after the close of the Reorganization.

ANNUAL TOTAL RETURNS

Target Fund

As of 12/31

KMCVX(1)—Year-by-year total return as of 12/31 each year (%)

(1)	The information in the bar chart represents the performance of the Fund’s Class A Shares. Performance information for the Fund’s Class I Shares is not shown and the performance of that class will be different from the Fund’s Class A Shares because the expenses of each class are different.

The Target Fund’s year-to-date total return as of the quarter ended September 30, 2015 was -9.76%. The best calendar quarter return during the periods shown above was 18.71% in the 3rd quarter of 2009; the worst was -33.59% in the 4th quarter of 2008.

The bar chart and best and worst quarters shown above do not reflect the maximum 4.50% sales load. If these items reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/14 FOR THE TARGET FUND*	1 Year	5 Years	Since Inception (August 15, 2005 for Class A Shares and December 31, 2007 for Class I Shares)
Return before taxes
Class A	(4.59)%	12.86%	4.50%
Class I	0.09%	14.20%	1.82%
Return after taxes on distributions**
Class A	(4.74)%	12.82%	4.48%
Return after taxes on distributions and sale of fund shares**
Class A	(2.48)%	10.31%	3.57%
Russell Midcap® Value Index (reflects no deduction for fees, expenses and taxes)***
	14.75%	17.43%	8.99%
S&P Midcap 400® Index (reflects no deduction for fees, expenses and taxes)***
	9.77%	16.54%	9.45%

*	This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.
***	Index returns in the “Since Inception” column are measured from 08/15/05, the inception date for Class A Shares. The inception date for Class I Shares is 12/31/07. The returns for the Russell Midcap® Value Index and S&P Midcap 400® Index since the inception date of Class I Shares are 9.14% and 9.46%, respectively.

Buying, Selling and Valuation of Shares

Shareholders should refer to the Acquiring Fund’s Prospectus (a copy of which is incorporated by reference to this Prospectus/Proxy Statement) for the specific procedures applicable to purchases and sales of shares. The procedures related to the purchase, sale and valuation of shares of the Target Fund are identical to those of the Acquiring Fund, and such procedures will be the same for the Acquiring Fund following the close of the Reorganization.

Tax Information

As with the Target Fund, the Acquiring Fund’s distributions, if any, will be taxable to you, generally as ordinary income, capital gains, or a combination of the two, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. These tax-deferred arrangements may be taxed at a later date.

Payments to Broker/Dealers and Other Financial Intermediaries

As with the Target Fund, if you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Acquiring Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MANAGEMENT OF THE FUNDS

The Investment Adviser

KAMCO, located at 111 W. Jackson Blvd., Suite 810, Chicago, IL 60604, serves as the investment adviser to both Funds. KAMCO was organized in the State of Illinois in December 1981 and is engaged in a broad range of portfolio management, portfolio advisory and other business activities. As of December 31, 2015, the Manager had approximately $1.9 billion in assets under management.

The Portfolio Managers

Target Fund

Kevin M. Chin and Brian R. Keeley are primarily responsible for the day-to-day management of the Target Fund.

Mr. Chin is a Lead Portfolio Manager for the Target Fund and has been a Portfolio Manager for the Fund since June 2013. Previously, Mr. Chin was a Senior Vice President and Portfolio Manager at Cramer Rosenthal McGlynn, LLC.

Mr. Brian R. Keeley is a Lead Portfolio Manager for the Target Fund and has been a Portfolio Manager for the Fund since January 2011. Mr. Keeley is a Chartered Financial Analyst and joined the Adviser as a Vice President of Research in 2006. Prior to that, Mr. Keeley was a Vice President of Research and Trading at Mid-Continent Capital LLC.

Acquiring Fund

Thomas E. Browne, Jr. and Brian P. Leonard are primarily responsible for the day-to-day management of the Acquiring Fund. Each is expected to remain a portfolio manager of the Fund following the Reorganization.

Mr. Browne is the Lead Portfolio Manager for the Acquiring Fund and has been a Portfolio Manager for the Fund since its inception. Mr. Browne is a Chartered Financial Analyst and joined the Adviser as a Vice President and Portfolio Manager in 2009. Prior to that, Mr. Browne was a Portfolio Manager and Analyst at Oppenheimer Capital LLC.

Mr. Leonard is a Portfolio Manager for the Acquiring Fund and assists Mr. Browne in day-to-day management of the Fund. Mr. Leonard has been an Assistant Portfolio Manager for the Fund since its inception. Mr. Leonard joined the Adviser as a Vice President of Research and Client Service in 2004.

The Acquiring Fund’s SAI provides additional information about each Portfolio Manager’s compensation, other accounts that he manages, and his ownership of securities in the Fund.

The Advisory Agreement

Under an investment advisory agreement with the Funds, dated October 29, 2015 (the “Advisory Agreement”), the Adviser manages the investment and reinvestment of the assets of each Fund, subject to the supervision of the board of directors of the Corporation, giving due consideration to the investment policies and restrictions and the other statements concerning each Fund in the Corporation’s articles of incorporation, bylaws, and to the provisions of any applicable law. KAMCO is authorized to make the decisions to buy and sell securities of the Funds, to place the Funds’ portfolio transactions with securities broker-dealers, and to negotiate the terms of such transactions, including brokerage commissions on brokerage transactions, on behalf of each Fund. The Adviser is authorized to exercise discretion within the Corporation’s policy concerning allocation of its portfolio brokerage, including allocation to brokers who provide research and other services to the Corporation, as permitted by law. The terms of the Advisory Agreement are identical for each Fund.

The Adviser furnishes, at its own expense, office space to the Funds and all necessary office facilities, equipment and personnel for managing the assets of each Fund, including ordinary clerical and bookkeeping services. The Adviser also assumes and pays all other expenses incurred by it in connection with managing the assets of each Fund.

The Adviser is not be liable to the Funds or their shareholders for any loss suffered by the Funds or their shareholders from, or as a consequence of, any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, in connection with or pursuant to the Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Advisory Fees

The Target Fund and the Acquiring Fund pay identical management fees to KAMCO, which are calculated daily and paid monthly or before the 15th day immediately following each month. Under the Advisory Agreement, the Class A Shares and the Class I Shares of each Fund pay the Adviser a monthly fee at the following annual rates:

Amount of average daily net assets	Fee Rate
Up to first $350 million	1.00%
Between $350 million and $700 million	0.90%
More than $700 million	0.80%

The actual advisory fee rate for the fiscal year ended September 30, 2015 for each Fund was 1.00% of its average daily net assets. Following the Reorganization, the Acquiring Fund will be subject to the same management fee arrangement set forth above.

Listed below are the amounts that the Adviser earned in investment advisory fees from each Fund for each of the last three fiscal years:

Year	Target Fund	Acquiring Fund
Fiscal year ended September 30, 2015	$793,770	$342,291
Fiscal year ended September 30, 2014	$869,266	$290,495
Fiscal year ended September 30, 2013	$638,907	$173,602

For each Fund, KAMCO has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for each Fund exceed the following amounts:

Share Class	Target Fund	Acquiring Fund
Class A	1.39%	1.29%
Class I	1.14%	1.04%

The waivers for each Fund are subject to the same exclusions. They exclude expenses related to taxes, interest charges, dividend expenses incurred on securities that a Fund sells short, litigation expenses, other extraordinary expenses, and brokerage commissions and other charges relating to the purchase and sale of the Funds’ portfolio securities. The waivers for both Funds are in effect through January 31, 2017. Pursuant to that expense cap reimbursement agreement, for the last three fiscal years, the Adviser reimbursed the following amounts to the Funds:

Year	Target Fund	Acquiring Fund
Fiscal year ended September 30, 2015	$76,352	$104,098
Fiscal year ended September 30, 2014	$62,229	$57,540
Fiscal year ended September 30, 2013	$77,036	$81,988

If shareholders of the Target Fund approve the Reorganization Plan, upon implementation of the Reorganization, shareholders of the Acquiring Fund are not expected to be subject to a higher management fee, nor are net expenses expected to increase as a result of the implementation of the Reorganization.

A discussion regarding the factors considered by the Board in approving each Advisory Agreement with the Adviser is available in the annual report for each Fund for the fiscal period ended September 30, 2015.

Service Providers

Both Funds have the same service providers, as discussed below. Following the Reorganization, it is expected that the Acquiring Fund would maintain those same service providers.

Administrator

U.S. Bancorp Fund Services (“USBFS”), 615 E. Michigan Street, 3rd Floor, Milwaukee, WI 53202, is the administrator for both the Target Fund and the Acquiring Fund. The administrator assists in preparing and filing the Funds’ federal and state tax returns and required tax filings (other than those required to be made by the Funds’ custodian or transfer agent); participates in the preparation of the Funds’ registration statement, proxy statements and reports; prepares state securities law compliance filings; oversees the Funds’ fidelity insurance relationships; compiles data for and prepares notices to the SEC; prepares the Funds’ annual and semi-annual reports to the SEC and current shareholders; monitors the Funds’ expense accounts, the Funds’ status as regulated investment companies under Subchapter M of the Code, the Funds’ arrangements with respect to services provided pursuant to the Funds’ Distribution Plan, compliance with each Fund’s investment policies and restrictions; and generally assists in the Funds’ administrative operations. The administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the administration agreement.

Fund Accountant

USBFS acts as the fund accountant for both Funds. USBFS’s services include: maintaining portfolio records; obtaining prices for portfolio positions; determining gains/losses on security sales; calculating expense accrual amounts; recording payments for each Fund’s expenses; accounting for fund share purchases, sales, exchanges, transfers, dividend reinvestments and other fund share activity; maintaining a general ledger for each Fund; determining the NAV of each Fund; calculating NAV per share and maintaining tax accounting records for the investment portfolio.

Transfer Agent and Dividend Disbursing Agent

USBFS also acts as the Transfer Agent and Dividend Disbursing Agent for both Funds. USBFS’s services include printing, postage, forms, stationary, record retention, mailing, insertion, programming, labels, shareholder lists and proxy expenses. These fees and reimbursable expenses may be changed from time to time subject to mutual written agreement between USBFS and the Funds and with the approval of the Board. USBFS receives orders for the purchase of shares; processes purchase orders and issues the appropriate number of uncertificated shares; processes redemption requests; pays money in accordance with the instructions of redeeming shareholders; transfers shares; processes exchanges between funds within the same family of funds; transmits payments for dividends and distributions; maintains current shareholder records; files U.S. Treasury Department Form 1099s and other appropriate information required with respect to dividends and distributions for all shareholders; provides shareholder account information upon request; mails confirmations and statements of account to shareholders for all purchases, redemptions and other confirmable transactions as agreed upon with each Fund and monitors the total number of shares sold in each state.

Custodian

U.S. Bank National Association (“U.S. Bank”), 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian for both Funds. The Custodian is responsible for: holding all securities and cash of the Funds; receiving and paying for securities purchased; delivering against payment for securities sold; receiving and collecting income from investments; making all payments covering expenses of the Funds; and performing other administrative duties, all as directed by authorized persons of the Funds. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

Distributor

Keeley Investment Corp. (the “Distributor”), 111 W. Jackson Blvd., Suite 810, Chicago, IL 60604, acts as the principal underwriter for both the Target Fund and the Acquiring Fund under an Underwriting Agreement between the Corporation and the Distributor. Following the close of the Reorganization, the Distributor will continue to act as principal underwriter for the Acquiring Fund pursuant to the same terms as set forth under the current Underwriting Agreement.

Other Service Providers

K&L Gates LLP serves as each Fund’s counsel. PricewaterhouseCoopers LLP serves as each Fund’s independent registered public accounting firm. Venable LLP serves as special counsel to each Fund for matters concerning Maryland law.

Distribution of Shares

The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934, member of FINRA, the Securities Investor Protection Company, and an affiliate of the Adviser. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the shares of the Funds on a continuous basis and will receive commissions on such sales as described in the Acquiring Fund’s Prospectus (incorporated by reference into this Prospectus/Proxy Statement) under the section “How Shares are Priced.” The Distributor bears the costs of advertising and any other costs attributable to the distribution of the shares of the Funds. A portion of these costs may be reimbursed by the Acquiring Fund pursuant to the Distribution Plan described below. The Distributor may receive brokerage commissions for executing portfolio transactions for the Acquiring Fund. The Distributor may enter into sales agreements with other entities to assist in the distribution effort. Any compensation to these other entities will be paid by the Distributor from the proceeds of the sales charge. The Distributor also may compensate these entities out of the distribution fees received from a Fund.

For the fiscal years ended September 30, 2015, 2014 and 2013, the Distributor received the following underwriting commissions from the Corporation:

Year	Front End Sales Charges	Redemption Charges	Total
2015	$97,625	None	$97,625
2014	$194,387	None	$194,387
2013	$193,083	None	$193,083

Distribution Plan and Shareholder Servicing Arrangements

The Acquiring Fund and the Target Fund have both adopted an identical Plan of Distribution pursuant to Rule 12b-1 of the 1940 Act for Class A Shares (the “Distribution Plan”). The Distribution Plan was adopted anticipating that the Funds will benefit from the Distribution Plan through increased future sales of shares of the Funds, eventually reducing the Funds’ expense ratios and providing an asset size that will allow the Adviser greater flexibility in management. For either Fund, the Distribution Plan may be terminated at any time by a vote of the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Distribution Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of that Fund. Any change in the Distribution Plan that would materially increase the distribution expenses of either Fund requires the approval of the shareholders and the Board of Directors, including the Rule 12b-1 Directors.

Pursuant to the Distribution Plan, each Fund pays directly or reimburse the Distributor a 12b-l distribution and other fee equal to the amounts specified in the Fund’s prospectus. These fees will be used to pay distribution expenses directly or shall reimburse the Distributor for costs and expenses incurred in connection with distributing and marketing shares of each Fund. Such distribution costs and expenses may include (i) advertising by radio, television, newspapers, magazine, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees and agents of the Distributor, including salary or a portion thereof, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily NAV of shares held by shareholders who have a brokerage or other service relationships with the broker-dealer or institution receiving such fees, (iv) costs of printing prospectuses and other material to be given or sent to prospective investors, and (v) such other similar services as the Board of Directors determines to be reasonably calculated to result in the sale of shares of each Fund.

While the Distribution Plan is in effect, the selection and nomination of Directors who are not interested persons of the Corporation will be committed to the discretion of the Directors of the Corporation who are not interested persons of a Fund. The Board of Directors must review the amount and purposes of expenditures pursuant to the Distribution Plan quarterly as reported to it by the Distributor. The Distribution Plan will continue in effect for as long as its continuance is specifically approved at least annually by a majority of the Directors, including the Rule 12b-1 Directors.

For the fiscal year ended September 30, 2015, the Distributor received $71,935 under the Distribution Plan from the Target Fund. During the same period, the Target Fund paid an additional $46,612 pursuant to the Distribution Plan, all of which represented compensation to dealers.

For the fiscal year ended September 30, 2015, the Distributor received $23,304 under the Distribution Plan from the Acquiring Fund. During the same period, the Acquiring Fund paid an additional $4,041 pursuant to the Distribution Plan, all of which represented compensation to dealers.

Amounts paid under the Distribution Plan (which, for each Fund, may not exceed a maximum monthly percentage of 1/12 of 0.25% (0.25% per annum) of the Fund’s average daily net assets) are paid to the Distributor in connection with its services as distributor. Payments, if any, are made monthly and are based on reports submitted by the Distributor to each Fund which sets forth all amounts expended by the Distributor pursuant to the Distribution Plan. Under no circumstances will either Fund pay a fee, pursuant to the Distribution Plan, the effect of which would be to exceed the FINRA limitations on asset based compensation described below.

FINRA has rules that may limit the extent to which a Fund may make payments under the Distribution Plan. Although FINRA’s rules do not apply to the Funds directly, the rules apply to members of FINRA such as the Distributor and prohibit them from offering or selling shares of a Fund if the sale charges (including 12b-1 fees) imposed on such shares exceed FINRA’s limitations.

The rules impose two related limits on 12b-1 fees paid by investors: an annual limit and a rolling cap. The annual limit is 0.75% of assets (with an additional 0.25% permitted as a service fee). The rolling cap on the total of all sales charges (including front end charges, contingent deferred sales charges and asset-based charges such as 12b-1 payments) is 6.25% of new sales (excluding sales resulting from the reinvestment of dividends and distributions) for funds that charge a service fee and 7.25% of new sales for funds that do not assess a service fee.

Whether the rolling applicable maximum sales charge has been exceeded requires periodic calculations of a Fund’s so-called “remaining amount.” The remaining amount is the amount to which a Fund’s total sales charges are subject for purposes of ensuring compliance with the FINRA limits. A Fund’s remaining amount is generally calculated by multiplying the Fund’s new sales by its appropriate FINRA maximum sales charge (6.25% or 7.25%). From this amount is subtracted the Fund’s sales charges on the new sales and the 12b-1 payments accrued or paid over the period. The Fund’s remaining amount increases with new sales of the Fund (because the Fund’s front-end sales charge is less than the applicable FINRA maximum) and decreases as the 12b-1 charges are accrued. The FINRA rules permit the remaining amount to be credited periodically with interest based on the rolling balance of the remaining amount. If a Fund’s remaining amount reaches zero, it must stop accruing its 12b-1 charges until it has new sales that increase the remaining amount. The Fund’s remaining amount may be depleted as a result of the payment of 12b-1 fees if, for example, the Fund experiences an extended period of time during which no new sales are made or during which new sales are made but in an amount insufficient to generate increases in the remaining amount to offset the accruing 12b-1 charges.

Each Fund has retained the Distributor to serve as the shareholder servicing agent pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, the Distributor receives a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors, including the vote of a majority of the Independent Directors. For the fiscal year ended September 30, 2015, the Distributor received payments of $39,689 and $17,115 from the Target Fund and the Acquiring Fund, respectively, under the Shareholder Servicing Agreement.

OTHER FUND MATTERS

Disclosure of Portfolio Holdings

A description of the Corporation’s policies and procedures with respect to the disclosure of the Acquiring Fund’s portfolio securities is available in the Acquiring Fund’s SAI. The Acquiring Fund will follow the same policies and procedures following the Reorganization.

Market Timing Trading Policies and Procedures

The Board has adopted policies and procedures to discourage frequent trading in the Funds’ shares (often called market timing). The Funds believe that their sales charges (at a maximum of 4.50% for both the Target Fund and the Acquiring Fund), coupled with a maximum of four exchanges per year, makes it difficult for a purchaser to utilize the Funds for market timing. Although the Funds do not believe that they are subject to the risks of market timing (such as utilizing pricing differentials), frequent trading disrupts the investment strategies of the Funds because it requires the Funds to maintain excess cash or to liquidate investments before they otherwise would do so, which also tends to increase portfolio turnover and brokerage costs and can adversely affect tax efficiency. The Funds’ procedures provide that the Funds will not enter into any agreements or “understandings” with anyone that specifically permit frequent trading. The Funds will attempt to identify purchasers who engage in frequent trading and if and when identified, will bar such purchasers from making additional purchases of Fund shares.

Following the Reorganization, it is expected that the Acquiring Fund will follow the same marketing timing policies and procedures as currently in effect for both Funds.

Dividends and Distributions

Each Fund’s dividends and distributions are taxable to you, typically as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

The Target Fund and the Acquiring Fund have similar policies: each distributes its net investment income and realized capital gains, if any, to its shareholders at least once a year, as set forth in the chart below.

Distribution Schedule*	Target Fund	Acquiring Fund
Dividends	Annually	Quarterly
Short-Term Capital Gains	Annually	Annually
Long-Term Capital Gains	Annually	Annually

Following the closing of the Reorganization, the Acquiring Fund will continue the distribution schedule set forth above.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Reorganization Plan does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Plan, a copy of which is attached as Appendix A and is incorporated herein by reference.

Terms of the Reorganization Plan

Under the Reorganization Plan, the Target Fund will transfer its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and shares of the Acquiring Fund. The shares of the Acquiring Fund issued to the Target Fund will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the business day immediately prior to the Closing Date (as defined in Appendix A) of the Reorganization. Upon receipt by the Target Fund of the shares of the Acquiring Fund, the Target Fund will distribute those shares to its shareholders in a liquidating distribution in redemption of all outstanding shares of the Target Fund, and thereafter the Target Fund is expected to dissolve under Maryland law.

No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Pursuant to the Reorganization Plan, the Acquiring Fund will acquire the assets of the Target Fund on the Closing Date in consideration for the assumption of the stated liabilities of the Target Fund and shares of the Acquiring Fund.

The Target Fund has made certain standard representations and warranties to the Acquiring Fund, and vice versa, regarding capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Plan, the obligations of the Acquiring Fund and Target Fund, respectively, are conditioned upon, among other things:

•	the approval of the Reorganization by an affirmative vote of a 1940 Act Majority of the outstanding voting securities of the Target Fund;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Plan;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Plan;

•	the effectiveness under applicable law of the registration statement of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto; and

•	the receipt of an opinion of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Plan may be terminated or amended by the mutual consent of the Funds, either before or after approval thereof by the shareholders of the Target Fund.

Board Consideration of the Reorganization

At a meeting of the Board of the Funds held on November 19, 2015, the Board considered whether to approve the proposed Reorganization Plan on behalf of each Fund and reviewed and discussed with the Adviser and the Boards’ independent legal counsel the proposed Reorganization. Information with respect to, among other things, each Fund’s respective investment objective and policies, advisory fees, distribution fees and other operating expenses, historical performance, asset size and prospects for growth also was considered by the Board.

The Board noted that both Funds are managed by KAMCO and are both series of the same Corporation, registered as an open-end management investment company under the 1940 Act. The Board considered that both Funds focus on investing in undervalued mid-cap equity securities, and that the investment objective of each Fund was identical. The Board considered that the Funds employ similar investment strategies to achieve their investment objectives. The Board noted that both Funds invest at least 80% of their net assets in equity securities of companies with a mid-sized market capitalization. The Board noted that, in comparison to Target Fund, the Acquiring Fund focuses its equity investments in those mid-cap value securities that are considered “dividend-paying,” meaning that the securities have one or more of the following characteristics:

•	attractive dividend yields that, in the opinion of the Adviser, are relatively stable or expected to grow;

•	that pay a small dividend, but could grow their dividend over the next few years; and

•	that pay no dividend, but may initiate a dividend or return cash to shareholders in other ways, such as a share repurchase program.

The Board considered that each Fund, pursuant to Rule 35d-1 under the 1940 Act, had adopted a non-principal investment strategy to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in mid-size equity securities, which the Adviser had defined for both Funds as securities of companies with capitalizations between $1.5 billion and $15 billion.

The Board generally considered the other investment strategies employed by each Fund. The Board noted that the Funds had identical non-principal investment strategies, including their ability to invest the remaining 20% of their assets in foreign securities, debt securities and other asset classes and instruments (including, for example, MLPs, REITs, ETFs and money market instruments).

The Board then considered the portfolio management teams of each Fund and noted that the Acquiring Fund’s portfolio management team would continue to manage that Fund following the Reorganization. The Board also noted that the Target Fund and the Acquiring Fund have identical fundamental investment restrictions. The Board noted that, as a result of their identical investment objectives, identical fundamental and non-fundamental investment restrictions, and generally similar investment strategies, the Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund, with the only difference between them being the risk to the Acquiring Fund of investments in dividend-paying securities. Finally, the Board noted that the Adviser believes that the Acquiring Fund’s investment objective and strategies make it compatible for a reorganization with the Target Fund.

The Board also considered that the Target Fund has experienced net redemptions in its most recent fiscal year and that the Adviser believes that, because of the Target Fund’s poor performance history, it will continue struggling to achieve asset growth, which could have an impact on future expenses. The Board considered KAMCO’s assertion that the Acquiring Fund has greater prospects for attracting new assets than the Target Fund because of its substantially better performance, better Morningstar rating, and generally lower fees. The Board noted that, if the Reorganization were to occur, the Target Fund shareholders would be in a product that has positive inflows and an opportunity to continue to amass assets and achieve economies of scale. The Board considered that the Adviser believes that the shareholders of each Fund generally would benefit from the potential operating efficiencies and economies of scale following that may be achieved by combining the Funds’ assets in the Reorganization, rather than by continuing to operate the Funds separately.

The Board noted that the Funds have an identical advisory fee structure. The Board considered that the Reorganization would provide the Acquiring Fund with significantly more assets, which would bring the Acquiring Fund closer to the breakpoints in its fee schedule. The Board also noted that each Fund had expense waivers in place; however, it considered that the Acquiring Fund had expense waivers that capped total annual fund operating expenses for both share classes to an amount 0.10% lower than those for the Target Fund. The Board considered that if the Target Fund were to merge into the Acquiring Fund, shareholders of the Target Fund therefore would experience a decrease in expenses as a percentage of the Fund’s net assets.

The Board noted that following the Reorganization, the Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement for the Target Fund’s shareholders would generally decrease and would decrease or remain the same for the Acquiring Fund’s shareholders. The Board focused its review on pro forma fees and expenses assuming that the Funds merged into the Pro Forma combined Acquiring Fund. The Board noted that, assuming the Target Fund merged into the Pro Forma combined Acquiring Fund, the Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are expected to decrease for all Target Fund shareholders. The Board further noted that Target Fund shareholders would immediately benefit from significantly lower fees and expenses across all share classes due to the lower expense caps in place for the Acquiring Fund.

The Board noted that the Target Fund and Acquiring Fund offer investors similar share classes, and that the Funds’ sales charge arrangements are the same for each share class. The Board considered the costs savings that could result from the Reorganizations, including from: (1) combining portfolio management activities of the Fund into one portfolio manager team, (2) the consolidation of compliance and other administrative functions, (3) the elimination of the need to differentiate the Funds in the marketplace, and (4) elimination of costs associated with the preparation, printing, and mailing of prospectuses and shareholder reports for the Target Fund.

The Board considered that the Funds have the same investment adviser, general distributor and transfer agent, and that the Advisory Agreement, Distribution Agreement and service agreements are identical for both Funds.

The Board considered the estimated costs of the Reorganization to the Funds and the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be tax-free. The Board concluded that each Fund’s participation in the transaction was in the best interests of that Fund and its shareholders, and that the Reorganization would not result in a dilution of the interests of existing shareholders of the Target Fund or the Acquiring Fund.

After consideration of the above factors and such other information as the Board deemed relevant, the Board, including the Independent Directors, approved the Reorganization Plan. It recommends that the shareholders of the Target Fund also approve the Reorganization Plan.

Acquiring Fund shareholders do not vote on the Reorganization Plan. The Board, including the Independent Directors, on behalf of the Acquiring Fund, approved the Reorganization Plan after it determined that the Reorganization was in the best interests of the Acquiring Fund and its shareholders, and that no dilution would result to the shareholders.

The Board members are not required to attend the shareholder meeting nor do they plan to attend the meeting.

For the reasons discussed above, the Board, on behalf of the Target Fund, recommends that you vote FOR the Reorganization Plan. If shareholders of the Target Fund do not approve the Reorganization Plan, the Reorganization will not take place.

Expenses of the Reorganization

Expenses in connection with the Reorganization include legal and accounting fees, the cost of a tax opinion (that the Reorganization will not be taxable to shareholders) and shareholder communication costs. The Adviser has estimated total Reorganization-related costs to be approximately $50,000. KAMCO does not anticipate that either Fund will experience a dilution as a result of the proposed Reorganization. KAMCO will bear the costs of the Reorganization.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, U.S. Treasury regulations, court decisions, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisors as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, the Target Fund and Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. It is a condition to the closing of the Reorganization that each Fund receive an opinion from K&L Gates LLP, counsel to the Funds, dated as of the Closing Date (as defined in the Reorganization Plan), that the Reorganization will be a “reorganization” within the meaning of section 368(a) of the Code and that the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of section 368(b) of the Code.

As a “reorganization” within the meaning of section 368(a) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by the Target Fund or by the Acquiring Fund upon the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and Acquiring Fund shares.

•	No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its shares of the Target Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

•	The tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor.

•	The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

•	The Acquiring Fund’s tax basis in assets of the Target Fund received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund.

The opinion of K&L Gates LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, K&L Gates LLP also will rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

Following the Reorganization, the Acquiring Fund intends to be taxed under the rules applicable to regulated investment companies as defined in section 851 of the Code, which are the same rules currently applicable to both Funds and their respective shareholders.

It is estimated that the Target Fund will lose $8,594,124 in capital loss carry forwards and that the Acquiring Fund will receive $3,337,439 in capital loss carryforwards as a result of the Reorganization.

Shareholders of the Target Fund may sell their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions, resulting in recognition of gain or loss to the shareholder for U.S. federal and state income tax purposes. Shareholders must consult with their own tax advisors regarding potential transactions.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by K&L Gates LLP, counsel to the Target Fund and the Acquiring Fund. Certain matters concerning the issuance of shares of the Acquiring Fund have been passed on by Venable LLP, which serves as counsel to the Corporation for matters of Maryland law.

VOTING INFORMATION

Quorum Requirement

The presence at the Meeting, in person or by proxy, of a majority of the outstanding shares of the Target Fund entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not represented at the Meeting, the person named as proxy may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of the Proposal or to obtain a quorum. Any such adjournment will require the affirmative vote of the majority of the shares present in person or by proxy at the Meeting. The person named as proxy will vote in favor of any such adjournment those proxies which he is entitled to vote in favor of any Proposal. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Meeting (either by returning the paper proxy card or by submitting a Proxy by telephone, live operator, through your financial adviser or over the Internet), the shares of the Target Fund represented thereby will be counted as present for purposes of a quorum at the Meeting for such Target Fund and, if a quorum is achieved, will be voted at the Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the person(s) named therein, as proxy, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Meeting, or any adjournments or postponements thereof.

Record Date

The close of business on December 1, 2015 has been fixed as the Record Date. Only shareholders of record of the Target Fund at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting.

The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Prospectus/Proxy Statement. Shareholders of the Target Fund are entitled to one vote for each full share and a proportionate fractional vote for each fractional share outstanding on the Record Date. No shares have cumulative voting rights.

Effect of Abstentions and Broker Non-Votes

For purposes of determining the presence of a quorum for transacting business at the Meeting, proxies that reflect abstentions and “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining a quorum. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) an executed proxy is received by the Corporation but is not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

For purposes of determining approval of the Proposal, abstentions and broker “non-votes” will be treated as shares voted “Against” the Proposal. Accordingly, shareholders are urged to vote or forward their voting instructions promptly.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganization before the Meeting. A signed proxy card or other authorization by a beneficial owner of shares of the Target Fund that does not specify how the beneficial owner’s shares are to be voted will be voted in the manner recommended by the Board, or as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Meeting.

Manner of Voting

Target Fund shareholders (holding a valid proxy card) may vote at the Meeting in person, by returning the enclosed proxy or voting instruction card(s), or by casting their vote(s) via touchtone telephone, live operator or the Internet using the instructions provided on the enclosed proxy or voting instruction card(s).

Voting by Mail

To vote by mail, you should date and sign the proxy or voting instruction card(s) included with this combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card(s) in the envelope provided.

Voting by Telephone

You may use the automated touch-tone voting method by calling toll-free (888) 227-9349. At the prompt, follow the menu. Prior to calling, you should read this Prospectus/Proxy Statement and have your proxy or voting instruction card(s) at hand.

Voting by Live Operator

To vote by live operator, call D.F. King, our proxy solicitor, at (800) 714-2193. Representatives are available Monday through Friday, 9:00 a.m. to 10:00 p.m. and Saturday 10:00 a.m. to 5:00 p.m. (Eastern time).

Voting Through your Financial Adviser

If you have provided authorization to your financial adviser, your adviser may vote on your behalf by calling a live operator at D.F. King. Your financial adviser will need to state that it is authorized to vote on your behalf and to verify your full name and address on record. Once a vote is placed, you will receive a confirmation statement to ensure that the vote is properly recorded.

Internet Voting

To vote over the Internet, please log on to the website listed on your proxy or voting instruction card(s) and click on the proxy voting button. Prior to logging on, you should read this Prospectus/Proxy Statement and have your proxy or voting instruction card(s) at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy or voting instruction card, you may vote them during the same session.

Additional Information

Shareholders voting their Proxies by telephone or Internet need not return their proxy or voting instruction card(s) by mail.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing D.F. King, a professional proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Meeting as the shareholder has indicated.

The Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy or voting instruction card(s) promptly. No postage is necessary if mailed in the United States.

Questions about the Proposal or the Meeting should be directed to Keeley Investment Corp. at (312) 786-5050.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of the Target Fund and the Board primarily by the mailing of this Prospectus/Proxy Statement with its enclosures on or about January 18, 2016. Target Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Target Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Target Fund has retained D.F. King, a professional proxy solicitation firm, to assist with the solicitation of proxies. As the Meeting date approaches, Target Fund shareholders may receive a telephone call from D.F. King asking them to vote if they have not yet done so. The expenses in connection with the Reorganization are estimated to be approximately $50,000. Such expenses will be borne by KAMCO or its affiliates.

Brokerage firms, banks, custodians, nominees and other fiduciaries may be required to forward soliciting material to the beneficial owners of the shares of record on behalf of the Target Fund and to obtain authorization for the execution of proxies. They will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Target Fund.

Revoking a Proxy

Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time before it is voted by (i) a written revocation received by the Secretary of the Corporation at 111 W. Jackson Blvd., Suite 810, Chicago, Illinois, 60604 within a reasonable time prior to the Meeting, (ii) properly submitting a later-dated Proxy that is received on the day prior to the Meeting, or (iii) attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Shareholder Proposals and Communications

Under Maryland law and the Corporation’s bylaws, neither the Target Fund nor the Acquiring Fund is required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of each Fund is to not hold an annual meeting of shareholders unless required to do so under the 1940 Act.

Any shareholder who wishes to submit proposals for consideration at the Meeting of shareholders of the Target Fund should send such proposals to the Keeley Funds, Inc., Attn: Robert Kurinsky, Secretary, 111 West Jackson Blvd., Suite 810, Chicago, IL 60604. For a shareholder’s proposal to be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, such a proposal be received at the offices of a fund in a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Shareholder communications to the Board must be in writing and addressed to the Board of Directors of the Corporation, attention: Robert Kurinsky, Secretary of the Keeley Funds, Inc., 111 West Jackson Blvd., Suite 810, Chicago, Illinois, 60604. If a specific Director is the intended recipient of such communication, the name of that Director must be noted therein. The Secretary will forward such correspondence only to the intended recipient if one is noted. Prior to forwarding any correspondence, the Secretary will review the communication and will not forward communications deemed by the Secretary, in his discretion, to be frivolous, of inconsequential commercial value or otherwise inappropriate for Board’s consideration. Any communication reviewed by the Secretary and not forwarded to the Board for consideration shall be forwarded to, and reviewed by, independent legal counsel to the Independent Directors. In the event independent legal counsel to the Independent Directors disagrees with the determination of the Secretary and deems such communication appropriate for consideration by the Board, such communication shall be forwarded to the Board or members thereof, as appropriate. The Funds will retain shareholder communications addressed to the Board in accordance with the Corporation’s record retention policy.

Other Matters to be Voted upon at the Meeting

The Board of Directors of the Corporation intends to bring before the Meeting the matters set forth in the foregoing notice. The Directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the person named in the enclosed proxy will vote in accordance with his or her judgment on such matters.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The Corporation is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Acquiring Fund, a series of the Corporation, is contained in its prospectus dated January 31, 2015, which is incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Acquiring Fund is included in its SAI, dated January 31, 2015, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2015, may be obtained by calling (312) 786-5050, or by writing to the Corporation at 111 W. Jackson Blvd., Suite 810, Chicago, Illinois, 60604.

The Corporation (on behalf of the Acquiring Fund) files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC’s Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC’s Internet address at www.sec.gov.

Capitalization of the Funds

The following tables set forth the existing capitalization (unaudited) of the Target Fund and the Acquiring Fund as of September 30, 2015 and the expected pro forma combined capitalization of the Acquiring Fund as of September 30, 2015, as if the Reorganization had occurred on that date.

Target Fund	Net Assets	Shares Outstanding	NAV Per Share
Class A	$38,210,524	2,700,999	$14.15
Class I	$28,296,960	1,978,053	$14.31

TOTAL	$66,507,484	4,679,052

Acquiring Fund	Net Assets	Shares Outstanding	NAV Per Share
Class A	$11,105,132	652,013	$17.03
Class I	$23,976,657	1,407,514	$17.03

TOTAL	$35,081,789	2,059,527

Acquiring Fund (Pro Forma Combined Fund)*	Net Assets	Shares Outstanding	NAV Per Share
Class A	$49,315,656	2,895,811	$17.03
Class I	$52,273,617	3,069,502	$17.03

TOTAL	$101,589,273	5,965,313

*	Reflects the issuance of 2,243,798 Class A shares and 1,661,988 Class I shares of the Acquiring Fund to Target Fund, all in a tax-free exchange for the net assets of the Target Fund, aggregating 3,905,786 shares.

Householding

To avoid sending duplicate copies of materials to households, the Target Fund may mail only one copy of this Prospectus/Proxy Statement to shareholders having the same last name and address on the Corporation’s records, unless the Corporation has received contrary instructions from a shareholder. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should make a request by writing to Keeley Funds, Inc., 111 West Jackson Blvd., Suite 810, Chicago, Illinois, 60604, or by calling 888-933-5391.

Shareholder Information

As of the Record Date, there were 4,604,700 shares of the Target Fund outstanding, consisting of 1,289,526 Class A shares and 3,315,174 Class I shares.

As of September 30, 2015, the Directors and officers of the Corporation as a group owned of record or beneficially the number of shares of the Target Fund as listed in Appendix B. As of September 30, 2015, the only persons who owned of record or were known by the Target Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Appendix C.

As of the Record Date, there were 2,073,198 shares of the Acquiring Fund outstanding, consisting of 303,961 Class A shares and 1,769,237 Class I shares.

As of September 30, 2015, the Directors and officers of the Corporation as a group owned of record or beneficially the number of shares of the Acquiring Fund as listed in Appendix B. As of September 30, 2015, the only persons who owned of record or were known by the Acquiring Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Appendix C.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of November 19, 2015 by and between (i) Keeley Funds, Inc. (the “Corporation”), a Maryland corporation established under Articles of Incorporation dated June 9, 2005, and in effect on the date hereof (the “Articles”), on behalf of the Keeley Mid Cap Value Fund (the “Target Fund”), a series of the Corporation, (ii) the Corporation, on behalf of the Keeley Mid Cap Dividend Value Fund (the “Acquiring Fund”), a series of the Corporation, and (iii) Keeley Asset Management Company, the investment manager to the Target Fund and Acquiring Fund (“KAMCO”) (for purposes of paragraphs 9.1 and 9.2 of this Agreement only).

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares and Class I shares of the Acquiring Fund (the “Acquiring Shares”), and the assumption by the Acquiring Fund of all the liabilities of the Target Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such shares of the Acquiring Fund to the shareholders of the Target Fund in liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF TARGET FUND.

1.1	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	The Corporation, on behalf of the Target Fund, will transfer and deliver to the Corporation, on behalf of the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Target Fund as set forth in paragraph 1.2.

(b)	The Acquiring Fund will assume all of the Target Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof) (collectively, the “Obligations”), except that expenses of reorganization contemplated hereby to be paid by the Target Fund pursuant to paragraph 9 shall not be assumed or paid by the Acquiring Fund.

(c)	The Acquiring Fund will issue and deliver to the Target Fund in exchange for the assets transferred pursuant to paragraph 1.1(a) and the assumption of liabilities pursuant to paragraph 1.1(b) the number of full and fractional (rounded to the third decimal place) Class A shares and Class I shares determined by dividing the net value of the Target Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, attributable to each such class of shares of the Target Fund by the net asset value (“NAV”) of one Acquiring Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2	The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Target Fund on the closing date provided in paragraph 3.1 (the “Closing Date”), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Target Fund on the Closing Date.

1.3	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Target Fund will liquidate and distribute pro rata to its shareholders of record (the “Target Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Target Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Shares due such shareholders, by class (i.e., the account for each Target Fund Shareholder of a class of Target Shares will be credited with the respective pro rata number of shares of the Corresponding Class of Acquiring Shares due that Shareholder). The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

1.4	With respect to Acquiring Shares distributable pursuant to paragraph 1.3 to a Target Fund Shareholder holding a certificate or certificates for shares of the Target Fund, if any, on the Valuation Date, the Corporation will not permit such shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until such Shareholder has surrendered all his or her outstanding certificates for Target Fund shares or, in the event of lost certificates, posted adequate bond.

1.5	As promptly as possible after the Closing Date, the Target Fund shall be terminated pursuant to the provisions of the Articles of Incorporation and the laws of the State of Maryland. After the Closing Date, the Target Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

2.1	For the purpose of section 1, the value of the shares of each class of the Target Fund shall be equal to the net asset value of such shares of the Target Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures as adopted by the Board of Directors of the Corporation and as set forth in the then-current prospectus or prospectuses or statement or statements of additional information of the Corporation (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Target Fund pursuant to paragraph 9.

2.2	For the purpose of section 1, the net asset value per share of each class of Acquiring Shares shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Directors of the Corporation and as set forth in the Acquiring Fund Prospectus. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of KAMCO.

3. CLOSING AND CLOSING DATE.

3.1	The Closing Date shall be on January 25, 2016 or on such other date as the parties may agree in writing. The Closing shall be held at 4:00 p.m. on the Closing Date at the offices of KAMCO, 111 West Jackson Blvd., Suite 810, Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2	On the Closing Date, the portfolio securities of the Target Fund and all the Target Fund’s cash shall be delivered by the Target Fund to the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “U.S. Bank, N.A., custodian for Keeley Mid Cap Dividend Value Fund, a series of the Keeley Funds, Inc.”

3.3	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either Fund upon the giving of written notice to the other Fund.

3.4	At the Closing, the Target Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Target Fund Shareholders and the number of outstanding shares of common stock of each class of the Target Fund owned by each Target Fund Shareholder, all as of the close of business on the Valuation Date.

3.5	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by section 1.

4. REPRESENTATIONS AND WARRANTIES.

4.1	The Corporation, on behalf of the Target Fund, represents and warrants the following to the Acquiring Fund as of the date hereof, and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Target Fund’s current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the “Target Fund Prospectus”) conform in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Target Fund is a party that are not referred to in the Target Fund Prospectus or in the registration statement of which it is a part;

(b)	The financial statements of the Target Fund as of September 30, 2015 have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements fairly reflect the financial condition of the Target Fund as of September 30, 2015, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements;

(c)	Since the date of the financial statements referred to in subsection (b) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities, or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (c), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(d)	By the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

(e)	For all taxable years and all applicable quarters of such years from the date of its inception, the Target Fund has met, and for the taxable year ending on the Closing Date, will meet the requirements of Subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and the Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. Neither the Corporation nor the Target Fund has at any time since its inception been liable for, nor is now liable for, any material tax pursuant to Sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by the Acquiring Fund. The Target Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Target Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(f)	The authorized capital of the Corporation consists of 1,800,000,000 shares of common stock, $0.0001 par value per share, allocated among such number of different series as the Board of Directors of the Corporation may authorize from time to time. The outstanding shares of stock of the Target Fund are, and at the Closing Date will be, divided into Class A shares and Class I shares, each having the characteristics described in the Target Fund Prospectus. All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Target Fund Prospectus), nonassessable by the Target Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of stock of the Target Fund are outstanding and none will be outstanding on the Closing Date;

(g)	The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to and accepted by the Acquiring Fund;

(h)	The Acquiring Shares to be issued to the Target Fund pursuant to section 1 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund Shareholders as provided in paragraph 1.3;

(i)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

(j)	At the Closing Date, the Corporation, on behalf of the Target Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets of the Target Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Target Fund’s investments shown on the schedule of its investments as of September 30, 2015 referred to in Section 4.1(b) hereof, as supplemented with such changes in the portfolio as the Target Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

(k)	At the Closing Date, the Target Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Target Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(l)	No registration of any of the Investments under the Securities Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Target Fund, except as previously disclosed by the Target Fund to and accepted by the Acquiring Fund.

4.2	The Corporation, on behalf of the Acquiring Fund, represents and warrants the following to the Target Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Fund Prospectus conforms in all material respects with the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

(b)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(c)	The financial statements of the Acquiring Fund as of September 30, 2015 have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements fairly reflect the financial condition of the Acquiring Fund as of September 30, 2015, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements;

(d)	Since the date of the financial statements referred to in subsection (c) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities, or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (d), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(e)	By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(f)

For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met, and for the current taxable year will meet, the requirements of Subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code. Neither the Corporation nor the Acquiring Fund has at any time since its inception been liable for, nor is now liable for, any material tax pursuant to Sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by the Target Fund. The Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(g)	The authorized capital of the Corporation consists of 1,800,000,000 shares of common stock, $0.0001 par value per share, allocated among such number of different series as the Board of Directors of the Corporation may authorize from time to time. The outstanding shares of stock in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares and Class I shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquiring Fund Prospectus) non-assessable by the Corporation, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

(h)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

(i)	The Acquiring Shares to be issued and delivered to the Target Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares and Class I shares, as the case may be, in the Acquiring Fund, and will be fully paid and (except as set forth in the Acquiring Fund Prospectus) non-assessable by the Corporation, and no shareholder of the Corporation will have any preemptive right of subscription or purchase in respect thereof;

(j)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5. COVENANTS OF THE TARGET FUND AND THE ACQUIRING FUND.

The Corporation, on behalf of the Acquiring Fund on the one hand, and the Target Fund on the other hand, hereby covenants and agrees as follows:

5.1	The Target Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include paying regular and customary periodic dividends and other distributions.

5.2	The Target Fund will prepare a Proxy Statement to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the Corporation will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Target Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.3	The Acquiring Fund will advise the Target Fund promptly if at any time prior to the Closing Date, the Acquiring Fund becomes aware that the assets of the Target Fund include any securities which the Acquiring Fund is not permitted to acquire.

5.4	Subject to the provisions of this Agreement, the Target Fund and the Acquiring Fund will each take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.5	The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND.

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Corporation, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Corporation, on behalf of the Target Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1	Prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Target Fund’s investment company taxable income for its taxable years ending on or after September 30, 2015 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after September 30, 2015 and on or prior to the Closing Date.

7.2	The custodian of the Target Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Target Fund held by such custodian as of the Valuation Date, and the Target Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Target Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Target Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND

THE TARGET FUND.

The obligations of the Corporation on behalf of the Target Fund on the one hand, and on behalf of the Acquiring Fund on the other hand hereunder are subject to the further conditions that on or before the Closing Date:

8.1	On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

8.2	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky and securities authorities) deemed necessary by the Corporation to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund;

8.3	The Registration Statement referred to in paragraph 5.2 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.4	The Corporation, on behalf of each of the Target Fund and the Acquiring Fund, shall have received a favorable opinion of K&L Gates LLP satisfactory to the Corporation substantially to the effect that, for federal income tax purposes:

(a)	The acquisition by the Acquiring Fund of the assets of the Target Fund in exchange for the Acquiring Fund’s assumption of the Obligations of the Target Fund and issuance of the Acquiring Shares, followed by the distribution by the Target Fund of such Acquiring Shares to the shareholders of the Target Fund in exchange for their shares of the Target Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized to the Target Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Shares and the Acquiring Fund’s assumption of the Obligations or (ii) upon the distribution of the Acquiring Shares to the shareholders of the Target Fund as contemplated in section 1 hereof;

(c)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund in exchange for the assumption of the Obligations and issuance of the Acquiring Shares as contemplated in section 1 hereof;

(d)	The tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Target Fund immediately prior to the transfer, and the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund;

(e)	The Target Fund Shareholders will recognize no gain or loss upon the exchange of their shares of the Target Fund for the Acquiring Shares;

(f)	The tax basis of the Acquiring Shares to be received by each Target Fund Shareholder will be the same in the aggregate as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor;

(g)	The holding period of the Acquiring Shares to be received by each Target Fund Shareholder will include the period during which the shares of the Target Fund surrendered in exchange therefor were held by such shareholder, provided such shares of the Target Fund were held as a capital asset on the date of the exchange; and

(h)	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

8.5	At any time prior to the Closing, any of the foregoing conditions of this paragraph 8 may be waived by the Board of Directors of the Corporation if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Target Fund and the Acquiring Fund.

9. FEES AND EXPENSES.

9.1	All fees paid to governmental authorities for the registration or qualification of the Acquiring Shares and all transfer agency costs related to the Acquiring Shares shall be allocated to the Corporation, on behalf of the Acquiring Fund. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the reorganization contemplated by this Agreement unless those expenses are solely and directly related to the reorganization contemplated by this Agreement (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187). All of the other expenses of the transactions, including without limitation, fees and expenses related to printing, mailing, and accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated to KAMCO.

9.2	In the event the transactions contemplated by this Agreement are not consummated, then KAMCO agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Target Fund in connection with such transactions.

9.3	Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Target Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

9.4	Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1	The Corporation on behalf of the Target Fund and the Corporation on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant to the other not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder, except paragraphs 1.1, 1.3, 1.4, 1.5, 3.4, 9, 10, 13 and 14.

11. TERMINATION.

11.1	The Corporation may at its option terminate this Agreement at or prior to the Closing Date.

11.2	If the transactions contemplated by this Agreement have not been substantially completed by January 31, 2016, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Corporation.

12. AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Corporation on behalf of the Acquiring Fund and the Corporation on behalf of the Acquiring Fund; provided, however, that following the effectiveness of the Registration Statement called for in paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid courier, telecopy, certified mail addressed to: Keeley Funds, Inc., 111 West Jackson Blvd., Suite 810, Chicago, Illinois 60604, attn: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS’ FEES.

14.1	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Illinois, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5	A copy of the Articles of Incorporation is on file with the Secretary of the State of Maryland, and notice is hereby given that no trustee, director, officer, agent or employee of the Corporation shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Target Fund and the Acquiring Fund.

14.6	The Corporation, on behalf of the Target Fund, and the Corporation, on behalf of the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary.

KEELEY FUNDS, INC.
ATTEST:	on behalf of Keeley Mid Cap Value Fund

By:	By:
Name:	Name:
Title:	Title:

KEELEY FUNDS, INC.
ATTEST:	on behalf of Keeley Mid Cap Dividend Value Fund

By:	By:
Name:	Name:
Title:	Title:

Agreed and accepted as to paragraphs 9.1 and 9.2 only:

ATTEST:	KEELEY ASSET MANAGEMENT COMPANY

By:	By:
Name:	Name:
Title:	Title:

APPENDIX B

Share Ownership By Directors

The amount of shares owned of record or beneficially of any class of shares of each Fund by the Directors and officers of the Company as of September 30, 2015 is as follows:

Keeley Mid Cap Value Fund	50.56%
Keeley Mid Cap Dividend Value Fund	27.00%

APPENDIX C

5% Share Ownership as of September 30, 2015

Name and Address	Fund	Percentage of Outstanding Shares Held
National Financial Services, LLC 200 Seaport Blvd Boston, MA 02210-2031	Keeley Mid Cap Value Fund – Class A	24.25%
Charles Schwab & Co Inc. 101 Montgomery San Francisco, CA 94104	Keeley Mid Cap Value Fund – Class A	16.63%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Keeley Mid Cap Value Fund – Class A	15.21%
First Clearing LLC Special Custody Account For The Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	Keeley Mid Cap Value Fund – Class A	8.80%
UBS WM USA Omni Account M/F 1000 Harbor Blvd 5th Floor Weehawken, NJ 07086-6761	Keeley Mid Cap Value Fund – Class A	7.89%
Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy St. Petersburg, FL 33716-1100	Keeley Mid Cap Value Fund – Class A	6.32%
National Financial Services, LLC 200 Seaport Blvd Boston, MA 02210-2031	Keeley Mid Cap Value Fund – Class I	81.15%
Wells Fargo Bank NA FBO Shareholders PO Box 1533 Minneapolis, MN 55480-1533	Keeley Mid Cap Value Fund – Class I	10.93%
National Financial Services, LLC 200 Seaport Blvd Boston, MA 02210-2031	Keeley Mid Cap Dividend Value Fund – Class A	61.66%
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-2052	Keeley Mid Cap Dividend Value Fund – Class A	12.61%
Robert W Baird & Co., Inc. 777 East Wisconsin Ave. Milwaukee, WI 53202-5391	Keeley Mid Cap Dividend Value Fund – Class A	12.25%
National Financial Services, LLC 200 Seaport Blvd Boston, MA 02210-2031	Keeley Mid Cap Dividend Value Fund – Class I	59.13%
Strafe & Co. P.O. Box 6924 Newark, DE 19714-6924	Keeley Mid Cap Dividend Value Fund – Class I	32.61%
LPL Financial 9785 Towne Centre Dr San Diego, CA 92121-1968	Keeley Mid Cap Dividend Value Fund – Class I	7.23%

SUBJECT TO COMPLETION

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Keeley Mid Cap Value Fund,

a series of KEELEY FUNDS, INC.

111 West Jackson Blvd.

Suite 810

Chicago, Illinois 60604

(312) 786-5050

PART B

STATEMENT OF ADDITIONAL INFORMATION

January 14, 2016

This Statement of Additional Information (the “Reorganization SAI”) expands upon and supplements information contained in the combined Proxy Statement of the Keeley Mid Cap Value Fund (the “Target Fund”), a series of Keeley Funds, Inc., a Maryland corporation (the “Corporation”), and the Prospectus of the Keeley Mid Cap Dividend Value Fund (the “Acquiring Fund” and, collectively with the Target Fund, the “Funds”), also a series of the Corporation, dated January 14, 2016. The combined Proxy Statement and Prospectus referenced above is referred to herein as the “Prospectus/Proxy.”

This Reorganization SAI relates specifically to the proposed transfer of all the assets of the Target Fund to the Acquiring Fund in exchange for the Acquiring Fund’s assumption of all of the Target Fund’s liabilities, and the Acquiring Fund’s issuance to the Target Fund of shares of the Acquiring Fund. Such shares of the Acquiring Fund received by the Target Fund will have an aggregate net asset value that is equal to the aggregate net asset value of the transferred assets and liabilities from the Target Fund. The reorganization also provides for the distribution by the Target Fund, on a pro rata basis, of the Acquiring Fund’s shares to the Target Fund shareholders in complete liquidation of the Target Fund. A vote in favor of the Agreement and Plan of Reorganization by the shareholders of the Target Fund will constitute a vote in favor of the liquidation of the Target Fund and the termination of the Target Fund as a separate series of the Corporation.

This Reorganization SAI consists of this cover page, the SAI of the Acquiring Fund dated January 31, 2015, as amended and supplemented, which is incorporated herein by reference (which means that it is legally part of this Reorganization SAI), and the pro forma financial statements for the Acquiring Fund after giving effect to the proposed reorganization.

This Reorganization SAI is not a prospectus; you should read it in conjunction with the Prospectus/Proxy, which relates to the reorganization referenced above. You can request a copy of the Prospectus/Proxy by calling 312-786-5050 or by writing to the Corporation at 111 West Jackson Blvd., Chicago, Illinois 60604. In addition, a copy of the Prospectus/Proxy is available at the Corporation’s website at www.keeleyfunds.com. The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains the SAI and other material incorporated by reference and considered part of the Prospectus/Proxy, together with other information regarding the Fund.

Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy.

Table of Contents

I. Additional Information about the Registrant	- 2 -

II. Additional Information about the Fund Being Acquired	- 2 -

III. Financial Statements	- 2 -

IV. Pro Forma Financial Statements	- 2 -

I.	Additional Information about the Registrant.

Further information about Class A shares and Class I Shares of the Acquiring Fund is contained in the Corporation’s SAI dated January 31, 2015, as supplemented, and is incorporated herein by reference.

II.	Additional Information about the Fund Being Acquired.

Further information about Class A shares and Class I Shares of the Target Fund is contained in the Corporation’s SAI dated January 31, 2015, as supplemented, and is incorporated herein by reference.

III.	Financial Statements.

The audited financial statements for the Target Fund and Acquired Fund’s most recent fiscal year appear in each Fund’s Annual Report dated September 30, 2015. Each Fund’s Annual Report is incorporated by reference into this Reorganization SAI.

IV.	Pro Forma Financial Statements.

KEELEY MID CAP DIVIDEND VALUE FUND

KEELEY MID CAP VALUE FUND

PRO FORMA COMBINED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED SEPTEMBER 30, 2015 (UNAUDITED)

The following unaudited Pro Forma Statement of Assets and Liabilities, including the unaudited Pro Forma Schedule of Investments of the Acquiring Fund as of September 30, 2015, has been derived from the respective Statements of Assets and Liabilities, including the Schedules of Investments, of the Target Fund and the Acquiring Fund as of September 30, 2015.

The unaudited Pro Forma Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on September 30, 2015, and reflects pro forma adjustments which are directly attributable to the Reorganization. The unaudited Pro Forma Financial Statements should be read in conjunction with the respective financial statements and related notes of the Target Fund and the Acquiring Fund incorporated by reference in this Reorganization SAI.

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

(Unaudited)

	Target Fund		Acquiring Fund		Pro Forma Combined
	Shares	Value	Shares	Value	Shares	Value
COMMON STOCKS
Auto Components
Allison Transmission Holdings, Inc.	25,310	$675,524			25,310	$675,524
Autoliv, Inc.			5,700	$621,357	5,700	621,357

Delphi Automotive PLC	20,200	1,536,008			20,200	1,536,008

		2,211,532				2,832,889

Capital Markets
Ameriprise Financial, Inc.	6,600	720,258	4,200	458,346	10,800	1,178,604
Federated Investors, Inc.			8,300	239,870	8,300	239,870
Invesco Ltd.	36,300	1,133,649			36,300	1,133,649
Legg Mason, Inc.			9,300	386,973	9,300	386,973

		1,853,907		1,085,189		2,939,096

Chemicals
Ashland, Inc.	12,460	1,253,725			12,460	1,253,725
FMC Corp.	28,330	960,670	12,575	426,418	40,905	1,387,088
Huntsman Corp.	64,620	626,168			64,620	626,168
RPM International, Inc.			11,925	499,539	11,925	499,539

		2,840,563		925,957		3,766,520

Commercial Banks
Associated Banc-Corp.			29,350	527,419	29,350	527,419
BOK Financial Corp.	21,474	1,389,583	7,250	469,148	28,724	1,858,731
Comerica, Inc.			11,800	484,979	11,800	484,979
Investors Bancorp, Inc.	110,600	1,364,804			110,600	1,364,804
Synovus Financial Corp.	58,300	1,725,680			58,300	1,725,680
UMB Financial Corp.			9,075	461,101	9,075	461,101

		4,480,067		1,942,647		6,422,714

Commercial Services & Supplies
Dun & Bradstreet Corp.			4,800	503,999	4,800	503,999
Republic Services, Inc.			8,650	356,380	8,650	356,380
Ritchie Bros. Auctioneers, Inc.			12,000	310,560	12,000	310,560

				1,170,939		1,170,939

Communications Equipment
Harris Corp.			5,905	431,951	5,905	431,951

Construction & Engineering
Quanta Services, Inc. (a)	53,670	1,299,351			53,670	1,299,351

Construction Materials
Vulcan Materials Co.			9,825	876,390	9,825	876,390

Consumer Finance
Discover Financial Services	29,180	1,517,068	9,450	491,306	38,630	2,008,374

SLM Corp. (a)	156,300	1,156,620			156,300	1,156,620

		2,673,688				3,164,994

Containers & Packaging
WestRock Co.	23,700	1,219,128	10,775	554,266	34,475	1,773,394

Diversified Financial Services
Air Lease Corp.	43,583	1,347,586			43,583	1,347,586
CIT Group, Inc.	34,100	1,365,023	17,175	687,515	51,275	2,052,538

		2,712,609				3,400,124

Electric Utilities
PPL Corp.			9,625	316,566	9,625	316,566

Electrical Equipment
Regal Beloit Corp.	20,740	1,170,773			20,740	1,170,773

Electronic Equipment, Instruments & Components
Knowles Corp. (a)	68,690	1,265,957			68,690	1,265,957

Energy Equipment & Services
Superior Energy Services, Inc.			26,525	335,011	26,525	335,011

Food Products
ConAgra Foods, Inc.			13,950	565,115	13,950	565,115
Flowers Foods, Inc.	61,680	1,525,963			61,680	1,525,963

Ingredion, Inc.			2,500	218,275	2,500	218,275

				783,390		2,309,353

Gas Utilities
National Fuel Gas Co.			6,100	304,878	6,100	304,878
Questar Corp.			18,025	349,865	18,025	349,865
UGI Corp.			14,800	515,337	14,800	515,337

				1,170,080		1,170,080

Health Care Equipment & Supplies
St. Jude Medical, Inc.			7,450	470,021	7,450	470,021
Teleflex, Inc.			3,000	372,630	3,000	372,630

				842,651		842,651

Health Care Providers & Services
AmerisourceBergen Corp.	16,310	1,549,287	4,300	408,457	20,610	1,957,744
CIGNA Corp.			6,175	833,748	6,175	833,748
Laboratory Corporation of America Holdings (a)	12,550	1,361,298			12,550	1,361,298

		2,910,585		1,242,205		4,152,790

Home Furnishings
Fortune Brands Home & Security, Inc.	25,500	1,210,485			25,500	1,210,485

Hotels, Restaurants & Leisure
MGM Resorts International (a)	69,430	1,280,984			69,430	1,280,984
Wyndham Worldwide Corp.	19,000	1,366,100	4,800	345,120	23,800	1,711,220

		2,647,084				2,992,204

Household Durables
Jarden Corp. (a)	35,085	1,714,955			35,085	1,714,955
Tri Pointe Group, Inc. (a)	69,780	913,420			69,780	913,420

		2,628,375				2,628,375

Industrial Conglomerates
ITT Corp.	41,100	1,373,973	19,795	661,747	60,895	2,035,720

Insurance
Arthur J. Gallagher & Co.	31,600	1,304,448	13,725	566,568	45,325	1,871,016
Lincoln National Corp.			12,450	590,877	12,450	590,877
PartnerRe Ltd.	5,990	831,891			5,990	831,891
Reinsurance Group of America, Inc.	16,250	1,472,087	7,250	656,778	23,500	2,128,865
W.R. Berkley Corp.	35,280	1,918,174			35,280	1,918,174

		5,526,600		1,814,223		7,340,823

IT Services
Broadridge Financial Solutions, Inc.			17,000	940,949	17,000	940,949
Fidelity National Information Services, Inc.	24,300	1,630,044	7,275	488,007	31,575	2,118,051

Total System Services, Inc.			16,325	741,645	16,325	741,645

				2,170,601		3,800,645

Leisure Equipment & Products
Hasbro, Inc.			3,000	216,420	3,000	216,420

Machinery
Oshkosh Corp.			12,150	441,410	12,150	441,410
Snap-On, Inc.			2,400	362,256	2,400	362,256

				803,666		803,666

Life Sciences Tools & Services
Agilent Technologies, Inc. (a)	38,410	1,318,615			38,410	1,318,615

Media
Scripps Networks Interactive, Inc.	14,400	708,336	9,350	459,927	23,750	1,168,263
TEGNA, Inc.	32,580	729,466	22,325	499,856	54,905	1,229,322
Time, Inc.			26,300	501,014	26,300	501,014
Tribune Co.	25,900	922,040			25,900	922,040

		2,359,842		1,460,797		3,820,639

Multiline Retail
Dollar Tree, Inc. (a)	21,300	1,419,858			21,300	1,419,858

Multi-Utilities
MDU Resources Group, Inc.	43,800	753,360	23,325	401,190	67,125	1,154,550
NRG Energy, Inc.			19,400	288,090	19,400	288,090
OGE Energy Corp.	31,300	856,368	14,700	402,192	46,000	1,258,560

		1,609,728		1,091,472		2,701,200

Oil, Gas & Consumable Fuels
Cabot Oil & Gas Corp.			17,650	385,829	17,650	385,829
Continental Resources, Inc. (a)	20,300	588,091			20,300	588,091
Energen Corp.	17,585	876,788	8,925	445,001	26,510	1,321,789
EQT Corp.			6,025	390,239	6,025	390,239
HollyFrontier Corp.			10,075	492,063	10,075	492,063
Valero Energy Corp.	16,160	971,216			16,160	971,216

		2,436,095		1,713,132		4,149,227

Pharmaceuticals
Perrigo Co.	8,400	1,321,068			8,400	1,321,068

Real Estate Investment Trusts (REITs)
Alexandria Real Estate Equities, Inc.			3,900	330,213	3,900	330,213
Brixmor Property Group, Inc.			25,825	606,370	25,825	606,370
Corrections Corporation of America			17,000	502,180	17,000	502,180
DDR Corp.			36,675	564,061	36,675	564,061
EPR Properties			10,650	549,221	10,650	549,221
Equity Lifestyle Properties, Inc.			8,000	468,560	8,000	468,560
Gaming & Leisure Properties, Inc.	43,807	1,301,068			43,807	1,301,068
Healthcare Trust of America, Inc.			15,825	387,871	15,825	387,871
Iron Mountain, Inc.	48,750	1,512,225	20,490	635,599	69,240	2,147,824
Lamar Advertising Co.	31,000	1,617,580	9,805	511,625	40,805	2,129,205
Spirit Realty Capital, Inc.			45,275	413,814	45,275	413,814
Xenia Hotels & Resorts, Inc.			22,600	394,596	22,600	394,596

		4,430,873		5,364,110		9,794,983

Road & Rail
Ryder System, Inc.	11,830	875,893	7,150	529,386	18,980	1,405,279

Semiconductors & Semiconductor Equipment
Avago Technologies Ltd.			4,535	566,921	4,535	566,921
Linear Technology Corp.			10,115	408,140	10,115	408,140

				975,061		975,061

Software
CDK Global, Inc.	17,100	817,038			17,100	817,038

Jack Henry & Associates, Inc.			3,300	229,713	3,300	229,713

						1,046,751

Specialty Retail
Advance Auto Parts, Inc.	11,450	2,170,119			11,450	2,170,119

American Eagle Outfitters			23,275	363,788	23,275	363,788
Foot Locker, Inc.			6,400	460,608	6,400	460,608

				824,396		2,994,515

Textiles, Apparel & Luxury Goods
Hanesbrands, Inc.	51,700	1,496,198			51,700	1,496,198
PVH Corp.	11,450	1,167,213			11,450	1,167,213
Ralph Lauren Corp.			2,300	271,768	2,300	271,768

		2,663,411				2,935,179

Thrifts & Mortgage Finance
First Niagara Financial Group, Inc.			46,875	478,594	46,875	478,594

Trading Companies & Distributors
United Rentals, Inc. (a)	14,770	886,939			14,770	886,939

Transportation Infrastructure
Macquarie Infrastructure Company LLC			6,950	518,887	6,950	518,887

Water Utilities
American Water Works Company, Inc.	27,890	1,536,181	13,725	755,973	41,615	2,292,154

Total Common Stocks at Market		$65,026,344		$33,702,486		$98,728,830

Total Common Stocks at Cost		$50,116,493		$28,176,885		$78,293,378

EXCHANGE TRADED FUNDS
Diversified Financial Services
iShares Russell Mid Cap Value Index Fund			2,500	$167,725	2,500	$167,725

Total Exchange Traded Funds at Market				$167,725		$167,725

Total Exchange Traded Funds at Cost				$164,029		$164,029

SHORT TERM INVESTMENTS
Money Market Funds
Fidelity Institutional Money Market Portfolio, 0.13%	1,540,764	$1,540,764	1,172,110	$1,172,110	2,712,874	$2,712,874

Total Short Term Investments at Market		$1,540,764		$1,172,110		$2,712,874

Total Short Term Investments at Cost		$1,540,764		$1,172,110		$2,712,874

Total Investments at Market		$66,567,108		$35,042,321		$101,609,429

Total Investments at Cost		$51,657,257		$29,513,024		$81,170,281

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The following table is a summary of the valuation of the Pro Forma Fund’s investments by the fair value hierarchy levels as of September 30, 2015.

Acquiring Fund	Level 1	Level 2	Level 3
Common Stocks	$33,702,486	None	None
Exchange-Traded Funds	167,725	None	None
Short-Term Investments	1,172,110	None	None
Total Investments in Securities	$35,042,321	None	None

Target Fund	Level 1	Level 2	Level 3
Common Stocks	$65,026,344	None	None
Short-Term Investments	1,540,764	None	None
Total Investments in Securities	$66,567,108	None	None

Pro Forma Combined Fund	Level 1	Level 2	Level 3
Common Stocks	$98,728,830	None	None
Exchange-Traded Funds	167,725	None	None
Short-Term Investments	2,712,874	None	None
Total Investments in Securities	$101,609,429	None	None

There were no transfers between Level 1 and 2 at the end of the period September 30, 2015 for the Funds. Transfers are identified at the end of the report period.

Pro Forma Statement of Assets and Liabilities for the Reorganization (unaudited)

Pro Forma Combined Statement of Assets and Liabilities (Unaudited)

September 30, 2015

	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined
ASSETS:
Investments, at value(1)	$66,567,108	$35,042,321	$—	$101,609,429
Cash	—	1,905	—	1,905
Receivable for shares issued	1,417	6,370	—	7,787
Dividends and interest receivable	43,704	82,690	—	126,394
Prepaid expenses and other assets	12,013	20,191	—	32,204
Total Assets	66,624,242	35,153,477	—	101,777,719
LIABILITIES:
Payable for shares redeemed	1,000	9,150	—	10,150
Payable to Adviser	48,670	18,332	—	67,002
Payable to Directors	8,096	4,851	—	12,947
Accrued 12b-1 fees—Class A	8,143	2,147	—	10,290
Other accrued expenses	50,849	37,208	—	88,057
Total Liabilities	116,758	71,688	—	188,446
NET ASSETS	$66,507,484	$35,081,789	$—	$101,589,273
NET ASSETS CONSIST OF:
Capital stock	$81,905,708	$28,128,912	$—	$110,034,620
Accumulated undistributed net investment income/(loss)	287,571	(2,755)	—	284,816
Accumulated undistributed net realized gain/(loss) on investments	(30,595,646)	1,426,335	—	(29,169,311)
Net unrealized appreciation/(depreciation) on investments	14,909,851	5,529,297	—	20,439,148
NET ASSETS	$66,507,484	$35,081,789	$—	$101,589,273
CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	100,000,000	100,000,000	—	100,000,000
Issued and outstanding(a)	2,700,999	652,013	(457,201)	2,895,811
NET ASSETS	$38,210,524	$11,105,132	$—	$49,315,656
NET ASSET VALUE	$14.15	$17.03	$—	$17.03
MAXIMUM OFFERING PRICE PER SHARE(2)	$14.81	$17.83	$—	$17.83
Class I Shares
Authorized	100,000,000	100,000,000	—	100,000,000
Issued and outstanding(a)	1,978,053	1,407,514	(316,065)	3,069,502
NET ASSETS	$28,296,960	$23,976,657	$—	$52,273,617
NET ASSET VALUE	$14.31	$17.03	$—	$17.03
(1) Cost of Investments	$51,657,257	$29,513,024	$—	$81,170,281

(2)	Includes a sales load of 4.50%.

(a)	Class A and Class I shares of the Target Fund are exchanged for new Class A and Class I shares, respectively, of Acquiring Fund, based on the net asset value of the Acquiring Fund.

(See accompanying notes to Pro Forma Financial Statements)

Pro Forma Statement of Operations for the Reorganization (unaudited)

Pro Forma Combined Statement of Operations

For the 12-month period ended September 30, 2015

(Unaudited)

	Target Fund	Acquiring Fund	Pro Forma Adjustments		Pro Forma Combined
INVESTMENT INCOME:
Dividend income	$1,388,784	$686,755	$—		$2,075,539
Less: Foreign withholding tax	—	(945)	—		(945)
Interest income	727	1,341	—		2,068
Total Investment Income	1,389,511	687,151	—		2,076,662
EXPENSES:
Investment advisory fees	793,770	342,291	—		1,136,061
12b-1 fees—Class A	118,547	27,345	—		145,892
Shareholder servicing fees	39,689	17,115	—		56,804
Transfer agent fees and expenses	17,945	7,371	—		25,316
Federal and state registration fees	32,800	31,792	(32,800	)(a)	31,792
Audit expense	25,844	25,844	(25,844	)(a)	25,844
Fund accounting and administration fees	21,052	11,978	—		33,030
Directors’ fees	19,281	11,371	—		30,652
Custody fees	3,682	4,136	—		7,818
Reports to shareholders	11,156	5,587	—		16,743
Interest expense	1,339	—	—		1,339
Other	14,878	7,222	(1,000	)(a)	21,100
Total expenses before reimbursement	1,099,983	492,052	(59,644)		1,532,391
Reimbursement of expenses by Adviser	(76,352)	(104,098)	(23,206	)(b)	(203,656)
NET EXPENSES	1,023,631	387,954	(82,850)		1,328,735
NET INVESTMENT INCOME	365,880	299,197	82,850		747,927
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investment from sales of investments	4,305,291	1,589,599	—		5,894,890
Change in net unrealized appreciation/(depreciation) on investments	(11,101,280)	(2,443,211)	—		(13,544,491)

Net Gain/(Loss) on Investments	(6,795,989)	(853,612)	—		(7,649,601)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,430,109)	$(554,415)	$82,850		$(6,901,674)

(a)	Decrease due to the elimination of duplicative expenses achieved by merging the funds.
(b)	Adjustment to reduce the Combined Fund’s Class A and Class I net expense ratios to match the Class A and Class I contractual expense caps of the Acquiring Fund of 1.04% and 1.29%, respectively.

(See accompanying notes to Pro Forma Financial Statements)

NOTES TO COMBINING PRO FORMA FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2015

(Unaudited)

1.	ORGANIZATION

The Target Fund and the Acquiring Fund (each a “Fund”, collectively the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. Each Fund’s investment objective is to seek capital appreciation. Each Fund’s investment manager is Keeley Asset Management Corp. (“KAMCO” or the “Adviser”).

Each Fund offers Class A and Class I shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class I shares are sold without a sales charge. Each class of shares for a Fund has identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A has a distribution and service plan. Class I shares are not included in the plan.

2.	BASIS OF COMBINATION

The Board of Directors of the Corporation at a meeting held on November 19, 2015 unanimously approved the reorganization, in which the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the Target Fund in exchange for an equal aggregate NAV of newly issued shares of common stock of the Acquiring Fund (the “Reorganization”). As contemplated under the Reorganization, the Target Fund will distribute Acquiring Fund shares of common stock to its shareholders, after which it will liquidate and cease to be a series of the Corporation. Under the Reorganization, shareholders of each class of shares of the Target Fund will receive shares of the same class in the Acquiring Fund that they currently own. The aggregate NAV of the Acquiring Fund shares received by the Target Fund shareholders in the Reorganization will be equal to the aggregate NAV of the shareholders’ current shares of the Target Fund held on the business day prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares. The Acquiring Fund will continue to operate after the Reorganization as a separate series of the Corporation.

The Reorganization is intended to be accounted for as a tax-free reorganization of investments companies. The unaudited Pro Forma Combined Schedule of Investments and Combined Statement of Assets and Liabilities reflect the financial position of the Funds at September 30, 2015 and assumes the merger occurred on that date. The unaudited Pro Forma Combined Statement of Operations reflects the results of operations of the Funds for the twelve months ended September 30, 2015 and assumes the merger occurred at the beginning of the period. These statements have been derived from the books and records of the Funds at the dates indicated above in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As of September 30, 2015, the portfolio of securities held by the Target Fund complied with the fundamental investment restrictions of the Acquiring Fund, and the Funds’ investment objectives were the same. The historical cost basis of investment securities is expected to be carried forward to the surviving entity. The fiscal year end for the Funds is September 30.

The accompanying pro forma combined financial statements should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Reorganization SAI. Such pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on September 30, 2015. Following the Reorganization, the Acquiring Fund will be the accounting survivor.

Certain expenses of the Reorganization, estimated to be $50,000, will be borne by KAMCO.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund. These policies are in conformity with GAAP. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Investment Valuation. Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets (1) are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by

NASDAQ, or (2) lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or (3) lacking any current reported sales price as of the time of valuation on NASDAQ, at the mean between the most recent bid and asked quotations. Securities issued by a foreign issuer that are not traded on a securities exchange in the United States or in the over-the-counter market and quoted on the NASDAQ National Market System are valued at the last quoted sale price as of the close of the regular trading hours of the principal exchange or the over-the-counter market on which the security is traded on the day valuation is made. Foreign securities that were not traded on the valuation date are valued at the last reported bid price. Debt securities and other fixed income securities (other than short-term obligations) held by the Funds are valued by an independent pricing service that uses various valuation methodologies such as matrix pricing and other analytical pricing models, as well as market transactions and dealer quotations. Short-term securities with remaining maturities of 61 days or more are valued at current market quotations as provided by an independent pricing service on the day of valuation. Securities maturing in 60 days or less and securities that are not eligible for vendor pricing (including government and retail money-market funds, repurchase agreements and demand notes) are valued at amortized cost on the day of valuation, which approximates fair value.

Transactions and Related Investment Income. Investment transactions are recorded on trade date for financial reporting purposes. The Funds determine the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income less foreign tax withheld, if any, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

Allocation of Income, Expenses, Gains and Losses. Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all portfolios are allocated among the Funds based upon their relative net assets values or other appropriate allocation methods.

Federal Income and Excise Taxes. It is each Fund’s policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year end September 30, 2015, or for any other tax years which are open for exam. As of September 30, 2015, open tax years include the tax years ended September 30, 2012 through 2015. The Funds also are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. During the period, the Funds did not incur any tax interest or penalties. As of September 30, 2015, no examinations were in progress.

Distributions to Shareholders. Dividends from net investment income, if any, will be declared and paid annually for the Target Fund. Dividends from net investment income, if any, will be declared and paid quarterly for the Acquiring Fund. Distributions of net realized gains, if any, will be declared and paid at least annually for each Fund. Distributions to shareholders are recorded on the ex-dividend date.

Line of Credit Arrangements. The Corporation is a party to a $300 million unsecured umbrella line of credit agreement with U.S. Bank, N.A., expiring on March 1, 2016. The Funds may borrow up to the lesser of (a) $300 million in aggregate or (b) 10% of the net assets of the borrowing Fund. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under this agreement from time to time to increase the efficiency of cash flow management. For the period from October 1, 2014 to September 30, 2015, the Target Fund and the Acquiring Fund had average daily borrowings of $40,625 and $0, respectively, with an average borrowing rate of 3.25%. For the period from October 1, 2014 to September 30, 2015, the Target Fund and the Acquiring Fund had a maximum daily borrowing of $1,564,000 and $0, respectively.

Directors Fees and Deferred Compensation Plan. A deferred compensation plan (the “Plan”) is available to the Independent Directors on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on the theoretical investments of deferred amounts, on the normal payment dates, in all the Funds available from the Corporation as designated by the participating Directors. Changes in the value of participants’ deferral accounts are allocated pro rata among all Funds based on average net assets and are included in Directors’ fees on the Pro Forma Combined Statement of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are included in other accrued expenses on the Pro Forma Combined Statement of Assets and Liabilities.

Guarantees and Indemnifications. In the normal course of business, the Corporation may enter into a contract with service providers that contains general indemnification clauses. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims against the Corporation that have not yet occurred. Based on experience, the Corporation expects the risk of loss to be remote.

Subsequent Events. On June 4, 2015, John L. Keeley, Jr. passed away. Mr. Keeley was a Director and the President of the Corporation and the President of the Adviser and Distributor on the date of his death. Prior to the date of his death, Mr. Keeley established a trust of which he was the sole trustee, that held all of the voting securities of the parent company of the Adviser and Distributor. On the day before Mr. Keeley’s death, his ownership interest in that trust transferred to another trust managed by his wife, Barbara G. Keeley.

The 1940 Act provides, in part, that an owner of more than 25% of the outstanding voting securities of an entity is presumed to have a controlling interest in that entity. Because Mr. Keeley’s trust directly held all of the shares of the parent company of the Adviser (and therefore, indirectly held all of the shares of the Adviser), his transfer of those shares from his trust to another trust managed by his wife was considered a “change of control” of the Adviser. This event triggered the need for a shareholder meeting for the Corporation to approve a new Agreement with KAMCO. Mrs. Keeley ultimately determined that the interests of the Adviser and its clients would be best served if the Adviser was controlled by an experienced professional investor. Previously, in July 2008, TA Associates (“TA”), a private equity firm that has made a number of investments in the asset management industry, had made a minority investment in the parent company of the Adviser. Based upon this history, in August 2015, Mrs. Keeley, elected to transfer her ownership to TA. On the closing date of September 30, 2015, TA obtained a majority, controlling ownership stake in the parent company of the Adviser and the Distributor. The closing of this transaction on September 30, 2015 caused a second change of control of the Adviser.

A meeting of the shareholders of the Corporation was held on October 29, 2015. At this meeting, the shareholders voted by proxy to approve a new investment advisory agreement between the Corporation and the Adviser. Other than the effective and termination dates, the terms of the agreement approved at the meeting were substantially identical to the Agreements that were in place prior to the death of Mr. Keeley.

Besides the approval of the agreement as discussed above, the shareholders also voted to elect eight Directors of the Corporation. Seven of the Directors were incumbents and remain independent of the Adviser and the Distributor. One new interested Director, Brien O’ Brien, who was appointed as the Executive Chairman of the Adviser and a Director of the Adviser and the Distributor on September 30, 2015, was elected as a Director of the Corporation.

The Adviser engaged the services of a proxy solicitor, and absorbed all expenses related to the proxy solicitation and shareholder meeting, including legal fees and Director fees and expenses. The total amount of such expenses was $948,953.

4.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Securities for which quotations are not readily available are valued by the Adviser at their respective fair values as determined in good faith pursuant to procedures adopted by the Corporation’s Board of Directors. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. Securities fair valued by the Adviser are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy.

No securities were fair valued by the Funds as of September 30, 2015.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:

Level 1—	Quoted unadjusted prices for identical instruments in active markets to which the Corporation has access at the date of measurement.

Level 2—	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3—	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

There were no transfers between Levels 1 and 2 at the end of the period September 30, 2015 for the Funds. Transfers between levels are identified at the end of the reporting period.

The following tables are a summary of the valuation of each Fund’s investments by the fair value hierarchy levels as of September 30, 2015.

Acquiring Fund	Level 1	Level 2	Level 3
Common Stocks	$33,702,486	None	None
Exchange-Traded Funds	167,725	None	None
Short-Term Investments	1,172,110	None	None
Total Investments in Securities	$35,042,321	None	None

Target Fund	Level 1	Level 2	Level 3
Common Stocks	$65,026,344	None	None
Short-Term Investments	1,540,764	None	None
Total Investments in Securities	$66,657,108	None	None

5.	INVESTMENT MANAGEMENT

Advisory Fees. KAMCO serves as each Fund’s investment adviser. Each Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $350 million of average daily net assets, 0.90% for net assets greater than $350 million but less than $700 million and 0.80% in excess of $700 million of the Fund’s average daily net assets.

Distribution and Shareholder Servicing Plans. The Corporation has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares. The Plan is designed to reimburse Keeley Investment Corp. (the “Distributor”), with whom certain officers and directors of the Corporation are affiliated, for certain promotional and other sales related costs and to permit the Corporation to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% of the average daily net assets of a Fund. Each Fund paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The Plan may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors.

The Corporation has adopted a Shareholder Servicing Agreement (the “Shareholder Servicing Agreement”) for all of its Funds and their Classes. The Corporation has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a Shareholder Servicing Agreement. Under the Shareholder Servicing Agreement, the Corporation will pay the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors.

Sales Charges. The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2014 to September 30, 2015, the Distributor earned $740 and $5,018 of the sales charges on behalf of the Target Fund and the Acquiring Fund, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

Expense Reimbursements and/or Waivers. The Adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses with respect to each Fund until January 31, 2017 (the “Expense Cap Agreement”), such that total expenses, exclusive of taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s securities will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
Acquiring Fund	1.29%	1.04%
Target Fund	1.39%	1.14%

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement over the period from October 1, 2014 to September 30, 2015. The table below indicates the amount of fees that the Adviser may recoup:

	Recovery Expiring on:
Fund	9/30/16	9/30/17	9/30/18
Acquiring Fund	$81,988	$57,540	$104,098
Target Fund	$77,036	$62,229	$76,352

6.	CAPITAL SHARE TRANSACTIONS

The Trust has authorized an unlimited number of $0.0001 par value per share of each class of each Fund. Transactions in such shares were as follows:

	For the twelve months ended September 30, 2015
Acquiring Fund	Shares	Value
Shares sold:
Class A	343,104	$6,478,265
Class I	277,995	5,194,427
Shares issued to shareholder in reinvestment of dividends:
Class A	16,098	285,183
Class I	38,089	676,896
Shares redeemed:
Class A	(346,493)	(6,460,503)
Class I	(17,874)	(321,382)
Net increase from capital stock transactions

	310,919	$5,852,886

	For the twelve months ended September 30, 2015
Target Fund	Shares	Value
Shares sold:
Class A	256,509	$4,129,429
Class I	260,255	4,089,862
Shares issued to shareholder in reinvestment of dividends:
Class A	19,228	305,534
Class I	16,812	269,668
Shares redeemed:
Class A	(912,470)	(14,384,735)
Class I	(449,238)	(7,105,393)

Net (decrease) from capital stock transactions	(808,904)	$(12,695,635)

7.	CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of shares of the Acquiring Fund that would have been issued at September 30, 2015, in connection with proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the Acquiring Fund, as of September 30, 2015, divided by the net asset value per share of the shares of the Target Fund as of September 30, 2015. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at September 30, 2015:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post- Combination
Class A	652,013	2,243,798	2,895,811
Class I	1,407,514	1,661,988	3,069,502

8.	FEDERAL INCOME TAX MATTERS

At September 30, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Fund	Tax Cost of investments	Gross appreciation	Gross depreciation	Net unrealized appreciation
Acquiring Fund	$29,518,608	$7,999,857	$(2,476,144)	$5,523,713
Target Fund	$51,676,584	$20,570,440	$(5,679,916)	$14,890,524

The tax cost of investments will remain unchanged for the combined fund.

At September 30, 2015, each Fund had no net Post-October realized capital losses and no late year ordinary losses, from transactions between November 1, 2014 and September 30, 2015.

At September 30, 2015, the accumulated capital loss carryforwards for federal income tax purposes were

Fund	2017	2018	Indefinite Short-Term	Indefinite Long-Term
Acquiring Fund	—	—	—	—
Target Fund	—	$29,529,191	—	—

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred during fiscal years after 2010 are carried forward indefinitely and retain the character of the original loss. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

The tax character of distributions paid during the fiscal years ended September 30, 2015 and 2014 were as follows:

	Acquiring Fund	Target Fund
Ordinary Income – 2015	$455,109	$682,073
Ordinary Income – 2014	479,363	30,616
Long-Term Capital Gains – 2015	516,112	—
Long-Term Capital Gains – 2014	139,253	—

PART C

OTHER INFORMATION

Item 15.	Indemnification

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Article Ten of the Charter of the registrant provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act of 1940, this provision of the charter shall not protect any person against any liability to the registrant or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

1.a	Amended and Restated Articles of Incorporation dated June 9, 2005.(2)

1.b	Amendment dated June 6, 2006 to the Articles of Incorporation.(4)

1.c	Certificate of Correction, dated August 13, 2007.(5)

1.d	Articles of Amendment to the Articles of Incorporation dated December 20, 2007.(6)

1.e	Articles Supplementary to the Articles of Incorporation dated December 20, 2007.(6)

1.f	Articles Supplementary to the Articles of Incorporation dated November 3, 2009.(10)

1.g	Articles Supplementary to the Articles of Incorporation dated June 20, 2011. (11)

2.	Bylaws.(1)

3.	None.

4.	Form of Agreement and Plan of Reorganization (filed herewith as Appendix A to the Combined Proxy Statement and Prospectus).

5.	None.

6.	Investment Advisory Agreement by and between Registrant and Keeley Asset Management Corp., dated October 29, 2015.(14)

7.a	Underwriting Agreement by and between Registrant and Keeley Investment Corp., dated April 7, 2005.(1)

7.b	Amendment, dated February 14, 2006, to Exhibit A to Underwriting Agreement by and between Registrant and Keeley Investment Corp.(3)

7.c	Amendment, dated August 15, 2007, to Exhibit A to Underwriting Agreement by and between Registrant and Keeley Investment Corp.(5)

7.d	Amendment, dated December 21, 2007, to Exhibit A to Underwriting Agreement by and between Registrant and Keeley Investment Corp.(8)

7.e	Amendment, dated November 3, 2009, to Exhibit A to Underwriting Agreement by and between Registrant and Keeley Investment Corp.(10)

7.f	Amendment, dated May 5, 2011, to Exhibit A to Underwriting Agreement by and between Registrant and Keeley Investment Corp.(11)

8.	None.

9	Amended and Restated Custody Agreement by and between Registrant and U.S. Bank, N.A., dated November 20, 2014.(13)

10.a	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 by and between Registrant and Keeley Investment Corp. dated November 6, 2007.(6)

10.b	Amendment to the Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 by and between Registrant and Keeley Investment Corp. dated November 3, 2009.(10)

10.c	Amendment to the Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 by and between Registrant and Keeley Investment Corp. dated May 5, 2011.(11)

11.	Opinion and consent of counsel for the Keeley Mid Cap Dividend Value Fund regarding the legality of shares being registered herein.(14)

12.	Tax opinion of counsel.(±)

13.a	Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC, dated April 15, 2005.(1)

13.a	Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC, dated April 15, 2005.(1)

13.a	Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC, dated April 15, 2005.(1)

13.b	Amendment dated April 10, 2006 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(4)

13.c	Amendment dated October 1, 2006 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(4)

13.d	Amendment dated August 15, 2007 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(5)

13.e	Amendment dated December 21, 2007 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(7)

13.f	Amendment dated August 7, 2009 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(9)

13.g	Amendment dated November 3, 2009 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(10)

13.h	Amendment dated September 15, 2011 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(11)

13.i	Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC, dated April 15, 2005.(1)

13.j.	Amendment dated January 13, 2006 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(4)

13.k	Amendment dated April 10, 2006 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(4)

13.l	Amendment dated October 1, 2006 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(4)

13.m	Amendment dated August 15, 2007 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(5)

13.n	Amendment dated December 21, 2007 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(7)

13.o	Amendment dated February 3, 2009 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(10)

13.p	Amendment dated November 3, 2009 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(10)

13.q.	Amendment dated September 15, 2011 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC. (11)

13.r	Amendment dated December 1, 2011 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC. (13)

13.s	Fund Administration Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC, dated as of November 20, 2014.(13)

13.t	Amended and Restated Expense Cap Reimbursement Agreement between Registrant and Keeley Asset Management Corp. dated November 20, 2014.(13)

13.u	Shareholder Servicing Plan dated August 21, 2008 and “Form of” Shareholder Servicing Agreement.(8)

13.v	Amendment dated November 3, 2009 to Appendix A of the Shareholder Servicing Plan.(10)

13.w	Amendment dated May 5, 2011 to Appendix A of the Shareholder Servicing Plan.(11)

14.	Consent of PricewaterhouseCoopers LLP.(*)

15.	None.

16.	Powers of Attorney dated November 19, 2015.(14)

17.a	Subscription Agreement by and between John L. Keeley, Jr. and Registrant, dated April 7, 2005.(1)

17.b	Multi-Class Plan of Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940, adopted on May 17, 2007, as amended November 6, 2007.(6)

17.c	Amendment to the Multi-Class Plan of Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940, adopted on May 17, 2007, as amended November 3, 2009.(10)

17.d	Amendment to the Multi-Class Plan of Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940, adopted on May 17, 2007, as amended May 5, 2011.(11)

17.e	Code of Ethics dated April 7, 2005, as amended May 8, 2012.(12)

17.f	Form of Proxy Card. (*)

±	To be filed by amendment within a reasonable time after closing.
*	Filed herewith.
1.	Incorporated by reference to Registrant’s previous filing of the Registration Statement on Form N1-A filed on April 28, 2005.
2.	Incorporated by reference to Registrant’s previous filing of pre-effective amendment no. 1 to the Registration Statement on Form N1-A filed on June 22, 2005.
3.	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 2 to the Registration Statement on Form N1-A filed on March 31, 2006.
4.	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 6 to the Registration Statement on Form N1-A filed on June 1, 2007.
5.	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 7 to the Registration Statement on Form N1-A filed on August 14, 2007.
6.	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 9 to the Registration Statement on Form N1-A filed on December 21, 2007.
7.	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 10 to the Registration Statement on Form N1-A filed on January 31, 2008.
8.	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 11 to the Registration Statement on Form N1-A filed on September 23, 2008.

9.	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 13 to the Registration Statement on Form N-1A filed on August 18, 2009.
10.	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 14 to the Registration Statement on Form N-1A filed on November 5, 2009.
11.	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 23 to the Registration Statement on Form N-1A filed on September 27, 2011.
12.	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 27 to the Registration Statement on Form N-1A filed on January 28, 2013.
13.	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 32 to the Registration Statement on Form N-1A filed on December 31, 2014.
14.	Incorporated by reference to Registrant’s previous filing of its initial Registration Statement on Form N-14 filed on December 16, 2015.

Item 17.	Undertakings

(1)	The undersigned Registrant agrees that before any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the initial bona fide offering of them.

(3)	The undersigned Registrant undertakes to file, by post-effective amendment, a copy of the opinion of counsel as to certain tax matters, within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed behalf of the registrant, in the City of Chicago, and the State of Illinois on the 14th day of January, 2016.

KEELEY FUNDS, INC.

By:	/s/ Kevin Keeley
Kevin Keeley President

As required by the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title		Date

/s/ Brien O’Brien*	Director	)
Brien O’Brien		)

/s/ Laura D. Alter*	Director	)
Laura D. Alter		)
)
/s/ John G. Kyle*	Director	)
John G. Kyle		)
)
/s/ Walter D. Fitzgerald*	Director	)
Walter D. Fitzgerald		)
		)	January 14, 2016
/s/ Jerome J. Klingenberger*	Director	)
Jerome J. Klingenberger		)
)
/s/ Sean W. Lowry*	Director	)
Sean W. Lowry		)
)
/s/ Robert M. Kurinsky	Chief Financial Officer	)
Robert M. Kurinsky		)
)
/s/ Kevin M. Keeley	Chief Executive Officer	)
Kevin M. Keeley		)

*	Robert Kurinsky signs this document pursuant to powers of attorney filed with the Registrant’s initial Registration Statement on Form N-14 on December 16, 2015 and incorporated by reference herein.

*By:	/s/ Robert M. Kurinsky
Robert M. Kurinsky January 14, 2016

INDEX TO EXHIBITS

Ex. 14	Consent of Pricewaterhouse Coopers LLP

Ex.17f.	Form of Proxy Card